SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☑	Definitive proxy statement
☐	Definitive additional materials
☐	Soliciting material pursuant § 240.14a-12
LodgeNet Interactive Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
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☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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3900 West Innovation Street
Sioux Falls, South Dakota 57107

April 7, 2008

Dear Fellow Stockholder:

You are cordially invited to attend the 2008 Annual Meeting of Stockholders of LodgeNet Interactive Corporation. The meeting will be held on Wednesday, May 14, 2008, at 9:00 a.m., Central Daylight Time, at LodgeNet’s Corporate Offices, 3900 West Innovation Street, Sioux Falls, South Dakota 57107. I encourage you to read carefully the enclosed Notice of Annual Meeting and Proxy Statement.

I hope you will be able to attend the Annual Meeting.  Whether or not you plan to attend, I urge you to complete, sign, date and promptly return the enclosed proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting. Your vote is important, whether you own a few shares or many.

Sincerely,

Scott C. Petersen
Chairman of the Board,
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
Item 1. ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.
SUPPLEMENTARY COMPENSATION POLICIES
REPORT OF THE COMPENSATION COMMITTEE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE AUDIT COMMITTEE
CERTAIN TRANSACTIONS WITH MANAGEMENT AND OTHERS
PERFORMANCE GRAPH
Item 2. RATIFICATION OF THE 2008 SHAREHOLDER RIGHTS PLAN
Item 3. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ANNUAL REPORT
PROPOSALS OF STOCKHOLDERS
“HOUSEHOLDING” OF PROXY MATERIALS.
OTHER BUSINESS

LODGENET INTERACTIVE CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that, pursuant to its Bylaws and the call of its Board of Directors, the Annual Meeting of Stockholders (the “Meeting”) of LodgeNet Interactive Corporation (the “Company”) will be held at LodgeNet’s Corporate Offices, 3900 West Innovation Street, Sioux Falls, South Dakota 57107 on Wednesday, May 14, 2008, at 9:00 a.m., Central Daylight Time, for the purpose of considering and voting upon the following matters:

To Receive and Consider:

The report of management on the business of the Company and the Company’s audited financial statements for the fiscal year ended December 31, 2007, together with the report thereon of PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.

To Act On:

1.	Election of Directors. To elect two persons to the Board of Directors of the Company to serve for three-year terms expiring in 2011 and until such persons’ successors are elected and qualified. The Board of Directors’ nominees are:

R. F. Leyendecker
Vikki I. Pachera

2.	Ratification of 2008 Shareholder Rights Plan. To ratify the Rights Plan, dated as of February 28, 2008, between the Company and Computershare Investor Services, LLC, a Delaware limited liability company, as Rights Agent (the “Amended Rights Plan”).

3.	Ratification of Appointment of Independent Registered Public Accounting Firm. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

4.	Other Business. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

Only those stockholders of record on March 14, 2008 (the “Record Date”) shall be entitled to notice of and to vote in person or by proxy at the Meeting.

The Proxy Statement, which accompanies this notice, contains additional information regarding the proposals to be considered at the Meeting and stockholders are encouraged to read it in its entirety.

As set forth in the enclosed Proxy Statement, the proxy is solicited by and on behalf of the Board of Directors of the Company. It is expected that these materials will be first mailed to stockholders on or about April 7, 2008.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO BE SURE THAT YOUR STOCK IS VOTED. YOUR VOTE IS IMPORTANT, WHETHER YOU OWN A FEW SHARES OR MANY.

By Order of the Board of Directors,
James G. Naro
Secretary
Dated April 7, 2008

LODGENET INTERACTIVE CORPORATION
3900 WEST INNOVATION STREET
SIOUX FALLS, SOUTH DAKOTA 57107

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, MAY 14, 2008

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND
THE ANNUAL MEETING

Why am I receiving these materials?

The Board of Directors (the “Board”) of LodgeNet Interactive Corporation (“LodgeNet”) is providing these proxy materials to you in connection with the solicitation by the Board of proxies to be voted at LodgeNet’s Annual Meeting of Stockholders (the “Meeting”) to be held on Wednesday, May 14, 2008, at LodgeNet’s Corporate Offices, 3900 West Innovation Street, Sioux Falls, South Dakota 57107 at 9:00 a.m., Central Daylight Time. This Proxy Statement and the enclosed proxy card (the “Proxy”) and other enclosures are being mailed to stockholders on or about April 7, 2008.

What information is contained in these materials?

This Proxy Statement provides you with information about LodgeNet’s governance structure, the nominating process, the proposals to be voted on at the Meeting, the voting process, the compensation of directors and of our most highly paid executive officers, and certain other information.

What is the purpose of the Meeting?

At the Meeting, stockholders will act upon the matters outlined in the Notice of Meeting on the cover page of this Proxy Statement, including the election of directors, ratification of the 2008 Rights Plan, and ratification of the appointment of the Company’s independent registered public accounting firm.

What are the Board’s recommendations?

The Board’s recommendations are set forth in this Proxy Statement. The Board recommends that you vote your shares FOR each of LodgeNet’s nominees to the Board, FOR the ratification of the 2008 Rights Plan, and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2008.

Who is entitled to vote at the Meeting?

Only stockholders of record at the close of business on March 14, 2008, the Record Date for the Meeting, are entitled to receive notice of and to participate in the Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the Meeting, or any postponements or adjournments of the Meeting.

What are the rights of the holders of LodgeNet common stock?

Each outstanding share of the Company’s common stock will be entitled to one vote on each matter considered at the Meeting.

Who can attend the Meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Meeting, and each may be accompanied by one guest. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license or passport. Also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of the brokerage statement reflecting your stock ownership as of the Record Date.

May I record the Meeting?

No. Cameras, recording devices and other electronic devices are not permitted at the Meeting.

What constitutes a quorum?

The presence at the Meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the common stock outstanding on the Record Date will constitute a quorum, thus permitting business to be conducted at the Meeting. As of the Record Date, 22,990,471 shares of common stock, representing the same number of votes, were outstanding. Thus, the presence, in person or by proxy, of the holders of common stock representing at least 11,495,236 votes will be required to establish a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the Meeting.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it in the enclosed envelope, it will be voted as you direct. If you attend the Meeting in person, you may deliver your completed proxy card in person or vote by written ballot. Proxy cards and ballots will be available at the Meeting.

Is cumulative voting allowed?

No. The Company’s Certificate of Incorporation does not authorize cumulative voting. Each stockholder is entitled to one vote, in person or by proxy, for each share of common stock standing in his, her or its name on the books of the Company as of the Record Date on any matter submitted to the stockholders.

Can I vote electronically over the Internet?

You should refer to the instructions included with your proxy card or contact your broker or nominee to determine if you may vote your shares electronically and, if so, the method and deadline for voting electronically.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your Proxy, you may change your vote at any time before the Proxy is exercised by filing with the Corporate Secretary of the Company either a notice of revocation or a duly executed Proxy bearing a later date. In addition, you may revoke your proxy by voting in person at the Meeting, although attendance at the Meeting will not by itself revoke a previously granted Proxy.

What vote is required for the various action items?

There are different requirements for the action items. This occurs because brokers which hold shares in street name for stockholders are not permitted to cast proxies for certain types of items including, with respect to the Meeting, the approval of the 2008 Rights Plan.

To elect directors, a matter on which brokers may cast proxies, only a plurality of affirmative votes cast at the Meeting is required. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. However, a direction to “Withhold authority” does not constitute a “no” vote and, accordingly, a “Withhold authority” proxy will not be counted as a vote against a nominee. Nonetheless, a “Withhold authority” proxy is present at the Meeting and, consequently, is counted for purposes of determining whether a quorum is present.

With respect to the ratification of the 2008 Rights Plan, an affirmative majority of the votes cast at the Meeting, in person or by proxy, is required for approval. Broker “non-votes” are not counted as votes cast, but abstentions are.

Accordingly, broker “non-votes” will have no effect on the voting regarding the amendment, but the affirmative votes must outnumber the combined total of negative votes and abstentions for the 2008 Rights Plan to be approved.

With respect to the ratification of the appointment of PricewaterhouseCoopers LLP, the affirmative vote of the holders of a majority of the outstanding shares entitled to vote and present, in person or by proxy, at the Meeting is required for approval. Since brokers may cast proxies on this matter, we do not expect any broker “non-votes” and ratification will occur if the number of affirmative votes is greater than the number of negative votes and abstentions.

Who pays for the cost of soliciting proxies?

This Proxy Statement is prepared on behalf of the Board of Directors of the Company and the Company will bear the costs of solicitation. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in this solicitation of Proxies also will be borne by the Company. It is contemplated that Proxies will be solicited principally through the mail, but directors, officers and regular employees of the Company may solicit Proxies personally or by telephone. Although there is no formal agreement to do so, the Company intends to reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to their principals. The Company does not intend to utilize the services of other individuals or entities not employed by or affiliated with the Company in connection with the solicitation of Proxies.

How much stock is authorized and how much was outstanding on the Record Date?

As of the Record Date, the authorized capital of the Company consisted of 50,000,000 shares of common stock, par value $.01 per share, of which 22,990,471 shares were issued and outstanding, and 5,000,000 shares of preferred stock, $.01 par value, of which there were no shares outstanding.

Who are the largest owners of the Company’s stock and how much stock do the Company’s directors and executive officers own?

The following table sets forth the beneficial ownership of the Company’s common stock as of the Record Date by each person known to the Company to be the record or beneficial owner of more than five percent of the outstanding shares of common stock (other than depositories holding shares of common stock in “street name”), by each director and nominee for director, each Named Executive Officer, and by all directors and executive officers, as a group:

	Amount and Nature of	Percent
Name and Address of Beneficial Owner(1)(2)	Beneficial Ownership(3)	of Class(3)

Scott C. Petersen, Chairman of the Board, President and Chief Executive Officer(4)	634,743	2.78%
David M. Bankers, Senior Vice President, Product and Technology Development(5)	59,980	*
James G. Naro, Senior Vice President, General Counsel(6)	21,133	*
Gary H. Ritondaro, Senior Vice President, Finance, Information and Administration(7)	55,794	*
Scott E. Young, Senior Vice President, Chief Marketing Officer(8)	23,100	*
R. Douglas Bradbury, Director(9)	91,778	*
R. F. Leyendecker, Director(10)	70,551	*
Vikki I. Pachera, Director(11)	33,418	*
Scott H. Shlecter, Director(12)	46,009	*
Reed, Connor & Birdwell, LLC(13)	2,970,908	13.02%
Anchorage Capital Master Offshore, LTD.(14)	2,188,200	9.59%
The Goldman Sachs Group, Inc.(15)	2,166,687	9.50%
Glenhill Advisors, LLC(16)	2,120,000	9.29%

	Amount and Nature of	Percent
Name and Address of Beneficial Owner(1)(2)	Beneficial Ownership(3)	of Class(3)

Liberty Media Corporation(17)	2,050,000	8.99%
PAR Investment Partners, L.P.(18)	1,869,207	8.19%
Wellington Management Company, LLP(19)	1,724,600	7.56%
LaGrange Capital Administration LLC(20)	1,263,446	5.54%
Morgan Stanley(21)	1,257,295	5.51%
Federated Investors Inc.(22)	1,197,606	5.25%
Directors and Executive Officers(23) (a group of 10 persons)	1,072,785	4.70%

*	Less than 1%.

(1)	Unless otherwise indicated, the address of such person is 3900 West Innovation Street, Sioux Falls, South Dakota 57107.

(2)	Each named person has sole voting and investment power with respect to the shares listed, except as noted below.

(3)	Shares which the person (or group) has the right to acquire within 60 days after the Record Date are deemed to be outstanding in calculating the percentage ownership of the person (or group) but are not deemed to be outstanding as to any other person (or group). Total shares outstanding was reduced to reflect 180,000 shares purchased as of the Record Date in accordance with the Company’s share repurchase program announced on December 4, 2007.

(4)	Includes 352,500 shares issuable upon the exercise of options to purchase Common Stock, which Mr. Petersen has the right to acquire within 60 days after the Record Date. Also includes 7,000 shares of time-based restricted stock issued to Mr. Petersen on January 4, 2008, 3,500 shares of time-based restricted stock issued to Mr. Petersen on April 2, 2007, 24,750 shares of performance-based restricted stock and 6,500 shares of time-based restricted stock issued on January 9, 2006, 3250 shares of time-based restricted stock issued on January 3, 2005, 79,000 shares owned by Mr. Petersen’s spouse, and 6,150 shares owned by his adult children, of which Mr. Petersen disclaims beneficial ownership.

(5)	Includes 30,000 shares issuable upon the exercise of options to purchase Common Stock, which Mr. Bankers has the right to acquire within 60 days after the Record Date. Also includes 3,000 shares of time-based restricted stock issued to Mr. Bankers on January 4, 2008, 1,500 shares of time-based restricted stock issued to Mr. Bankers on April 2, 2007, 8,250 shares of performance-based restricted stock and 3,000 shares of time-based restricted stock issued to Mr. Bankers on January 9, 2006, and 1,500 shares of time-based restricted stock issued on January 3, 2005. Also includes 99 shares owned by adult children, of which Mr. Bankers disclaims beneficial ownership.

(6)	Includes 3,000 shares of time-based restricted stock issued to Mr. Naro on January 4, 2008, 1,500 shares of time-based restricted stock issued to Mr. Naro on April 2, 2007, and 3,000 shares of time-based restricted stock and 7,500 shares of performance-based restricted stock issued on June 11, 2006.

(7)	Includes 30,000 shares issuable upon the exercise of options to purchase Common Stock, which Mr. Ritondaro has the right to acquire within 60 days after the Record Date. Also includes 2,000 shares of time-based restricted stock issued to Mr. Ritondaro on April 2, 2007, 8,250 shares of performance-based restricted stock and 4,000 shares of time-based restricted stock issued to Mr. Ritondaro on January 9, 2006, and 2,000 shares of time-based restricted stock issued on January 3, 2005. Mr. Ritondaro also serves as the Company’s Principal Financial and Accounting Officer.

(8)	Includes 5,000 shares of time-based restricted stock issued to Mr. Young on January 4, 2008, 2,500 shares of time-based restricted stock issued to Mr. Young on April 2, 2007, and 3,750 shares of time-based restricted stock and 9,350 shares of performance-based restricted stock issued on August 17, 2006.

(9)	Includes 81,334 shares of common stock, which Mr. Bradbury has the right to acquire by the exercise of vested stock options, 1,500 shares of time-based restricted stock issued on May 9, 2007 and 1,250 shares of time-based restricted stock issued on July 1, 2006.

(10)	Includes 63,334 shares of common stock, which Mr. Leyendecker has the right to acquire by the exercise of vested stock options, 1,500 shares of time-based restricted stock issued on May 9, 2007 and 1,250 shares of time-based restricted stock issued on July 1, 2006.

(11)	Includes 27,334 shares of common stock, which Ms. Pachera has the right to acquire by the exercise of vested stock options, 1,500 shares of time-based restricted stock issued on May 9, 2007 and 1,250 shares of time-based restricted stock issued on July 1, 2006.

(12)	Includes 39,334 shares of common stock, which Mr. Shlecter has the right to acquire by the exercise of vested stock options, 1,500 shares of time-based restricted stock issued on May 9, 2007 and 1,250 shares of time-based restricted stock issued on July 1, 2006.

(13)	The address for Reed Conner & Birdwell LLC is 11111 Santa Monica Boulevard, Suite 1700, Los Angeles, CA 90025; address and share ownership information based on Schedule 13G filed by such stockholder.

(14)	The address for Anchorage Capital Master Offshore Ltd. is 610 Broadway, 6th Floor, New York, NY 10012; address and share ownership information based on Schedule 13G filed by such stockholder.

(15)	The address for The Goldman Sachs Group, Inc. is 85 Broad Street, New York, NY 10004; address and share ownership information based on Schedule 13G filed by such stockholder.

(16)	The address for Glenhill Advisors, LLC is 598 Madison Avenue, 12th Floor, New York, NY 10022; address and share ownership information based on Schedule 13G filed by such stockholder.

(17)	The address for Liberty Media Corporation is 12300 Liberty Boulevard, Englewood, CO 80112; address and share ownership information based on Schedule 13D filed by such stockholder.

(18)	The address for PAR Investment Partners, L.P. is One International Place, Suite 2401, Boston MA 02111; address and share ownership information based on Schedule 13G filed by such stockholder.

(19)	The address for Wellington Management Company, LLP is 75 State Street, Boston, MA 02109; address and share ownership information based on Schedule 13G filed by such stockholder.

(20)	The address for LaGrange Capital Administration LLC is 570 Lexington Avenue, 27th Floor, New York, NY 10022; address and share ownership information based on Schedule 13G filed by such stockholder.

(21)	The address for Federated Investors Inc. is Federated Investors Tower, Pittsburgh, PA 15222-3779; address and share ownership information based on Schedule 13G filed by such stockholder.

(22)	The address for Morgan Stanley is 1585 Broadway, New York, NY 10036; address and share ownership information based on Schedule 13G filed by such stockholder.

(23)	This group of Officers and Directors includes Messrs. Petersen, Bankers, Naro, Ritondaro, Young, Bradbury, Leyendecker, Shlecter, and Ms. Pachera. Includes 625,086 shares subject to currently exercisable options and 169,600 shares of restricted stock held by the executive officers. See notes (4)-(12) above. This amount also includes 36,279 shares of common stock, vested options and restricted stock beneficially owned by executive officers of the Company not listed in the table above.

Item 1. ELECTION OF DIRECTORS

Board of Directors and Nominees

The Company’s Certificate of Incorporation and Bylaws provide that the number of directors shall be determined from time to time by the Board of Directors but may not be less than three nor more than nine. The Board of Directors is currently composed of five members. The Bylaws further provide for the division of the directors into three classes of approximately equal size, with directors in each class elected for a three-year term and approximately one-third of the directors elected each year.

The directors nominated for election are R. F. Leyendecker and Vikki I Pachera. Mr. Leyendecker and Ms. Pachera are completing the term to which they were elected by the stockholders in 2005. Each nominee has indicated his or her willingness to serve and, unless otherwise instructed, Proxies will be voted in favor of such nominees. In the event that either Mr. Leyendecker or Ms. Pachera should be unable to serve as a director, it is intended that the Proxies will be voted for the election of such substitute nominee(s), if any, as shall be designated by the Board of Directors. The Company has no reason to believe that the nominees will be unavailable to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.

The following table sets forth certain information, as of the Record Date, with respect to the nominees for director and the continuing directors of the Company. The number of shares of common stock beneficially owned by the nominees for director and the continuing directors is set forth above under “Beneficial Ownership of Principal Stockholders and Management.”

			Year First
			Became
		Principal Occupation or Employment	Director(1)/
Name	Age	for the Past Five Years	Term Expires

Nominees for Director:
R. F. Leyendecker	62	Private Investor; former Vice President of Finance and Regulatory Affairs for NorthWestern Services Group, Inc. a division of NorthWestern Corporation, d/b/a NorthWestern Energy (NWEC)*, 2000-2003; former President and Chief Executive Officer for NorthWestern Energy Corporation and NorCom Advanced Technologies, Inc. (both wholly owned subsidiaries of NWEC), 1996-2000.(2)	1986/2008
Vikki I. Pachera	48	Partner, The Pachera Group, an executive search firm; former Vice President, Global Alliances & Business Development, Hewlett-Packard Company (HPQ)*, a technology solutions provider to consumers, businesses and institutions, 2002 to 2005; Vice President, Strategic Business Development, Compaq Computer Corporation, December 2000 — May 2002; Co-Founder and Vice President, BroadWord Communications, December 1999 — November 2000.	2005/2008
Continuing Directors:
R. Douglas Bradbury	57	Private Investor; former Executive Vice President, RCN Corporation, October 2003 — March 2004; former Executive Vice President of Level 3 Communications, Inc. (LVLT)*, a telecommunications and information services company, from August 1997 — January 2003; former Vice Chairman of the Board of LVLT from February 2000 — January 2003; and former Chief Financial Officer of LVLT, 1997-2000.	1999/2009
Scott C. Petersen	52	Chairman of the Board, President and Chief Executive Officer of the Company. Mr. Petersen joined the Company in 1987 as Senior Vice President for Corporate and Legal Affairs, was appointed Executive Vice President and Chief Operating Officer in 1991, was appointed President and Chief Executive Officer in July 1998 and became Chairman of the Board in October 2000.	1993/2010

			Year First
			Became
		Principal Occupation or Employment	Director(1)/
Name	Age	for the Past Five Years	Term Expires

Scott H. Shlecter	55	Managing Director and Portfolio Manager of Kayne Anderson Capital Advisors LP, February 2002 — present; Independent Consultant, October 2000 to February 2002; Founder and CEO of Jewelry.Com from September 1999 — September 2000; Founder and President, L.E.K. Consulting, LLC, September 1986 — August 1999.	2004/2010

*	Denotes public company.

(1)	For purposes of this table, the year in which an individual first became a director of the Company shall be the year in which such individual was first appointed to the Board of Directors of the Company or its South Dakota predecessor.

(2)	NorthWestern Corporation, d/b/a NorthWestern Energy, filed for protection under federal bankruptcy laws in September 2003. Mr. Leyendecker was no longer an executive officer or director of NorthWestern Corporation at that time.

Procedures for Nominating Directors

The procedures for nominating directors, other than by the Board of Directors, are set forth in the Bylaws. Nominations for the election of directors, other than by the Board of Directors, must be made by a stockholder entitled to vote for the election of directors by giving timely written notice to the Secretary of the Company at the Company’s principal office. Such notice must be received at least 90 days prior to the date on which, in the immediately preceding calendar year, the Company’s Annual Meeting of Stockholders for such year was held; provided, however, that in the event the date of the Annual Meeting is changed by more than 30 days from such anniversary date, such stockholder’s notice must be received by the Secretary of the Company no later than 10 days after notice or prior public disclosure of the Meeting is first given or made to stockholders. The stockholder’s notice must be in writing and must set forth as to each proposed nominee all information relating to such person that is required to be disclosed in solicitations of proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including, but not limited to, such person’s written consent to being named in the Proxy Statement as a nominee and to serve as a director, if elected. The stockholder notice must also set forth the name and address of the nominating stockholder. If the stockholder fails to comply with the above provisions, then the Chairman of the Meeting may declare that the nomination was not made in accordance with the procedures prescribed by the Bylaws and the defective nomination may be disregarded. The Company has also adopted policies for director nominations, as described below under “Nomination of Directors.”

Corporate Governance and Committees of the Board of Directors

The Board of Directors met six times during 2007. Each of the persons who were directors of the Company during 2007 attended at least 75% of the total number of meetings of the Board of Directors and the committees of the Board of Directors on which he or she served. The Company encourages directors to attend the Company’s annual meeting. All of the members of the Board of Directors attended the annual meeting held in May 2007.

Independence

The Board of Directors has determined that Directors Bradbury, Leyendecker, Pachera and Shlecter are each “independent” as such term is defined by the NASDAQ listing standards.

Committees

The Audit Committee of the Board of Directors is composed of three non-employee directors who are financially literate in financial and auditing matters and are “independent”, as such term is defined by the NASDAQ listing standards. The Audit Committee of the Board of Directors is composed of Messrs. Shlecter (Chair), Bradbury, and Leyendecker. The Audit Committee provides assistance to the Board of Directors in satisfying its responsibilities relating to accounting, auditing, and financial reporting requirements of the Company. The Audit Committee also appoints the independent registered public accounting firm to conduct the annual audit of the Company’s financial statements, oversees the activities of the independent registered public accounting firm and confers with them prior to the release of quarterly earnings. In addition, the Audit Committee meets regularly with the Company’s internal auditor, evaluates annually the performance of the Company’s internal audit function, and reviews and discusses with the internal auditor and independent registered public accounting firm the internal audit plan, activities, responsibilities and staffing of the internal audit organization. The Audit Committee met twelve times during 2007. For further information regarding the Audit Committee, see “Report of the Audit Committee.”

The Compensation Committee of the Board of Directors is composed of Ms. Pachera (Chair) and Messrs. Leyendecker and Shlecter, each of whom is “independent,” as such term is defined by the NASDAQ listing standards. The Compensation Committee is responsible for establishing compensation policies, for setting compensation levels for the Company’s executive officers and serves as independent and disinterested administrators of the Company’s 1993 Stock Option Plan and the Company’s 2003 Stock Option and Incentive Plan. The Compensation Committee met seven times during 2007. For a description of the functions of the Compensation Committee, see “ELECTION OF DIRECTORS — Executive Compensation — Report of the Compensation Committee on Executive Compensation.”

The Governance and Nomination Committee (the “Governance Committee”) of the Board of Directors is composed of Messrs. Bradbury (Chair), Ms. Pachera and Mr. Shlecter, each of whom is considered “independent”, as such term is defined by the NASDAQ listing standards. The Governance Committee oversees corporate governance and Board membership matters and provides assistance to the Board of Directors in any matter involving governance and Board membership issues. The Governance Committee also works with the Company and the Company’s compliance officer on issues concerning the Company’s Code of Business Conduct and Ethics and the Company’s Non-Retaliation Policy. The Governance Committee met four times during 2007.

Nomination of Directors

The Governance Committee may, at its discretion, retain a third-party executive search firm to identify candidates. A stockholder who wishes to recommend a prospective nominee for the Board of Directors should send a letter to the attention of the Company’s General Counsel or the Chair of the Governance Committee, addressed to the Company. The letter should include whatever supporting material the stockholder considers appropriate. Stockholders may also follow the procedure set forth under “ELECTION OF DIRECTORS — Procedures for Nominating Directors.”

Once the Governance Committee has identified a prospective nominee, it makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to or known by the Governance Committee, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the following factors:

•	the need for additional Board of Director members to fill vacancies or expand the size of the Board; and

•	the likelihood that the prospective nominee can satisfy the evaluation factors described below.

If the Governance Committee determines (in consultation with the independent director group and the Chairman of the Board, as appropriate) that additional consideration is warranted, it may gather additional information about the prospective nominee’s background and experience on its own or through the third-party search firm. The Governance Committee then evaluates the prospective nominee against the standards and qualifications it determines are relevant, including his or her:

•	experience in the Company’s core business or ancillary markets, in markets targeted by the Company for future expansion, in foreign markets, or in complex business strategy or operations;

•	ability to represent the interests of the stockholders of the Company;

•	standards of integrity, commitment and independence of thought and judgment; and

•	ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties.

The Governance Committee also considers such other relevant factors as it deems appropriate, including:

•	the current composition of the Board of Directors, and the extent to which the prospective nominee would contribute to the range of talent, skill and expertise appropriate for the Board of Directors;

•	the need for Audit Committee, Compensation Committee or Governance Committee expertise; and

•	the evaluations of other prospective nominees.

If the Governance Committee determines an interview is warranted based on this evaluation, one or more members of the Governance Committee (and others as appropriate) interview the prospective nominee in person or by telephone. Finally, after completing this evaluation and interview, the Governance Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Governance Committee. The same standards and processes are applied to nominees identified by the Governance Committee, the search firm or stockholders.

Communications With Board

Stockholders and other parties interested in communicating directly with the Board of Directors or independent directors as a group may do so by writing to the Governance Committee at the Company.

The Company’s legal department, with the assistance of outside counsel, reviews letters received by the Company and addressed to members of the Board of Directors and maintains a log of all such correspondence. A summary of all such correspondence and copies of all correspondence that deals with the functions of the Board of Directors or its committees or that otherwise requires their attention, except correspondence which is frivolous or duplicative, is forwarded to the Directors. Directors may at any time review the log of all correspondence received by the Company that is addressed to members of the Board of Directors and request copies of any such correspondence.

In addition, any concerns relating to accounting, internal controls or auditing matters are forwarded to the Audit Committee for handling in accordance with procedures established by the Audit Committee with respect to such matters.

Code of Business Conduct and Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics (the “Code”) that applies to all of our employees, directors and officers, including the Chief Executive Officer, Chief Financial Officer, principal accounting officer and other senior officers of the Company. The Code, as applied to our principal financial officers, constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act. The Code is posted on our website at www.lodgenet.com. You may request copies, which will be provided free of charge, by writing to Corporate Secretary, LodgeNet Interactive Corporation, 3900 West Innovation Street, Sioux Falls, SD 57107. The Company amended the Code in February 2008, a copy of which is attached hereto as Annex 1. We intend to promptly disclose future amendments of our Code, and any waivers of provisions of the Code required to be disclosed under the rules of the SEC or NASDAQ on our website.

Executive Sessions of Independent Directors

In order to promote open discussion among independent directors, the Board of Directors has implemented a policy of conducting executive sessions of independent directors in connection with each regularly scheduled Board meeting. The Chair of the Governance Committee has been designated the “lead director” and presides over such executive sessions.

Director Compensation

Effective for 2007, the Board of Directors adopted the following compensation schedule for non-employee directors. Non-employee directors will receive $15,000 per year, payable quarterly. In addition, each non-employee director will receive $1,500 for each committee meeting attended in person and $500 for each committee meeting attended by teleconference. Committee chairs will receive an additional annual fee of $5,000, and the Audit Committee “financial expert” will also receive an additional annual fee of $5,000. The non-employee directors also receive reimbursement for travel and related expenses for attendance at Board of Directors and Committee meetings. In addition, non-employee directors receive 2,500 shares of stock on each anniversary of such election during the term of service, one half of which stock vests on issuance, and the remainder of which is issued as restricted stock which vests on the first anniversary of the grant. In 2007, the non-employee directors also received an option to purchase 5,000 shares of the Company’s stock at current fair market value on the date of the grant. One third of this option vested on the date of the grant, with one third to vest on the first anniversary of the date of the grant, and the final third to vest on the second anniversary of the date of the grant. The non-employee directors also have the right to elect to defer the receipt of cash and stock compensation in accordance with the provisions of the Company’s 2006 Non-Employee Directors Fee Plan.

The following table shows the compensation and expense reimbursement paid to each non-employee director during 2007.

2007 Director Compensation

					Change in Pension
	Fees			Non-Equity	Value and Nonqualified
	Earned or	Stock	Option	Incentive Plan	Deferred Compensation	All Other
	Paid in	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	Cash	($)(1)	($)(2)	($)	($)(3)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

Pachera, Vikki	32,000	92,295	13,830	—	—	—	138,125
Shlecter, Scott	—	92,295	13,830	—	44,000	—	150,125
Leyendecker, R.F.	33,000	92,295	13,830	—	—	487,468	626,593
Hylland, Richard R	13,500	—	13,830	—	—	1,607,093 (4)	1,634,423
Bradbury, R. Douglas	39,500	92,295	13,830	—	—	—	145,625

(1)	The grant date fair value of these stock awards computed in accordance with FAS 123R was $369,180.

(2)	The grant date fair value of these options computed in accordance with FAS 123R was $69,150.

(3)	Represents fees deferred pursuant to the 2006 Non-Employee Directors Fee Plan.

(4)	Represents the proceeds on the exercise of stock options accumulated by Mr. Hylland from 1990 through 2006. The terms of such options required that they be exercised within 90 days of his resignation as a director, which occurred on April 20, 2007.

Compliance with Reporting Requirements of Section 16 of the Exchange Act

Under Section 16(a) of the Exchange Act, the Company’s directors, executive officers and any persons holding 10% or more of the common stock are required to report their ownership of common stock and any changes in that ownership to the Securities and Exchange Commission (the “SEC”) and to furnish the Company with copies of such reports. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file on a timely basis by such persons. To the Company’s knowledge, based solely upon a review of copies of such reports received by the Company which were filed with the SEC from January 1, 2007 through the Record Date, and upon written representations from such persons that no other reports were required, the Company has been advised that all reports required to be filed under Section 16(a) have been timely filed with the SEC.

Executive Officers

Set forth below is certain information concerning the Company’s executive officers, and their ages, as of March 31, 2008:

Name and Position	Age

David M. Bankers, Senior Vice President, Product and Technology Development	51
James G. Naro, Senior Vice President, General Counsel	54
Scott C. Petersen, Chairman of the Board, President and Chief Executive Officer	52
Steven R. Pofahl, Senior Vice President, Technical Operations	48
Gary H. Ritondaro, Senior Vice President, Chief Financial Officer	61
Derek S. White, Senior Vice President, President of The Hotel Networks	47
Scott E. Young, Senior Vice President, Chief Marketing Officer	46

David M. Bankers has served as the Company’s Senior Vice President, Product and Technology Development since December 1998. Mr. Bankers joined the Company in 1989 as Director of Information Systems and was appointed Vice President of Corporate Technologies in 1992.

James G. Naro has served as the Company’s Senior Vice President, General Counsel since June 2006. Prior to joining the Company, Mr. Naro served as Vice President, General Counsel and Secretary of Digital Angel Corporation from March 2005 through June 2006. From 2001 to June 2004, Mr. Naro was Senior Vice President and, from 1995 to 2004, General Counsel and Secretary, of DirectTV Latin America, LLC, a provider of pay television services in 27 countries in Latin America and the Caribbean. In 2003-2004, DirectTV Latin America, LLC was reorganized under Chapter 11 of the United States Bankruptcy Code.

Scott C. Petersen is the Company’s Chairman of the Board, President and Chief Executive Officer. Please see Mr. Petersen’s biographical information set forth above.

Steven R. Pofahl has served as the Company’s Senior Vice President, Technical Operation since July 2002. Mr. Pofahl joined the Company in 1989 and served as Director of Installations from March 1992 to March 1996 and Vice President, Technical Operations from March 1996 to July 2002.

Gary H. Ritondaro has served as the Company’s Senior Vice President, Finance, Information and Administration, and Chief Financial Officer since 2001. Prior to joining the Company, Mr. Ritondaro served as Senior Vice President and Chief Financial Officer for Cenveo Inc. (f/k/a Mail-Well, Inc.), a New York Stock Exchange listed manufacturer of envelopes, commercial printing and labels, from 1999 to 2001.

Derek S. White has served as a Senior Vice President of the Company and as President of The Hotel Networks, a wholly owned subsidiary of the Company since February, 2008. Prior to joining the Company, Mr. White served as Executive Vice President of Alloy, Inc., a NASDAQ-listed company providing targeted media and marketing services, from November, 2001 through February, 2008.

Scott E. Young has served as the Company’s Senior Vice President, Chief Marketing Officer since August 2006. Prior to joining the Company, Mr. Young was Vice President, Merchandising of Best Buy, Inc. from 1999 to 2006.

Compensation Discussion and Analysis

Introduction

The Company is the world’s largest provider of interactive media and connectivity solutions to the hospitality industry in the United States, Mexico and Canada, as well as select international markets. As of December 31, 2007, the Company provided interactive television and other services to approximately 9,900 hotel properties serving over 1.9 million hotel rooms. Within that customer base, the Company also provides cable television programming, broadband Internet, and advertising media solutions in approximately 1.1 million, 220,000 and 400,000 hotels rooms respectively. In addition, the Company sells and operates interactive television systems that provide on-demand patient education, information and entertainment to healthcare facilities throughout the United States.

The Company recruits executive talent from a broad marketplace, competing with other companies for a variety of disciplines and experience. In order to be competitive for executives in the broad market, the Compensation Committee of the Board of Directors (the “Compensation Committee”) believes that the compensation programs for the Company’s executive officers need to be designed in order to attract, retain and motivate high-caliber executives. More specifically, the Compensation Committee’s objectives are to:

•	offer a total compensation opportunity that takes into consideration the compensation practices of other similarly-sized companies with which the Company competes for executive talent;

•	provide annual variable incentive awards that take into account the Company’s overall financial performance relative to corporate objectives and that are also based on team and individual contributions;

•	provide significant equity-based, long-term incentives to align the financial interests of the executive officers with those of our stockholders; and

•	provide an overall compensation opportunity sufficient to attract and retain executives to Sioux Falls, South Dakota, where the Company’s headquarters are located.

The specific compensation principles, components, and decisions designed to achieve these objectives are discussed in more detail below.

Oversight of Executive Compensation

The executive compensation program is administered by the Compensation Committee. The role of the Compensation Committee is to discharge the Board’s responsibilities relating to compensation of our executive officers and employees. The specific responsibilities of the Compensation Committee related to executive compensation include:

•	Approving compensation plans for the CEO and executive officers, including

•	Base salary

•	Annual incentive bonus target opportunity, goals, and payouts

•	Equity compensation grants and performance goals, if any

•	Employment agreements and severance provisions

•	Any other benefits or employment arrangements for executives

•	Approving equity grants and administering the 2003 Stock Option and Incentive Plan

•	Reviewing this Compensation Discussion and Analysis and recommending its inclusion in our Proxy statement.

The Compensation Committee also recommends Director compensation to the Board of Directors.

More information about the Committee’s structure, roles and responsibilities, and related matters can be found under Corporate Governance and Committees of the Board of Directors, above.

Executive Compensation Philosophy and Core Principles

The Company’s compensation structure is designed to attract, retain and motivate high-performing executives. The Company’s general compensation philosophy is that total cash compensation should vary based on achievement of financial (net income, cash flow generation and new revenue growth) and non-financial (strategic and operational, team and individual) performance objectives, and that long-term incentive compensation should be closely aligned with stockholders’ interests through the use of equity awards tied to service and performance. The Company’s compensation philosophy places a significant portion of compensation at risk based on the performance of the Company and the individual, increasing the portion at risk with the responsibility level of the executive.

More specifically, the guiding principles of the Company’s compensation plan design and administration are as follows:

•	Provide a total compensation package that is competitive with the market for talent.

•	Make executive compensation dependent on Company performance with emphasis on incentive pay.

•	Increase target bonus opportunities and equity grants as a percentage of total pay with increasing levels of responsibility in the organization.

•	Ensure the total compensation package is aligned with the interest of our stockholders.

•	Manage to clear guidelines on each compensation element (base pay, executive incentive pay and equity awards), but provide the Compensation Committee with the flexibility to make final decisions for the CEO and other executive officers based on factors such as experience, contribution to business success, retention needs and extraordinary extenuating circumstances.

Compensation Committee Process

When making individual executive compensation decisions, the Compensation Committee takes many factors into account, including market pay data as well as the geographic location of the Company or the geographic location of the relevant position, each individual’s skill, experience, and impact on the organization, and any retention or recruitment considerations. The Compensation Committee relies on the CEO’s input and recommendations when evaluating these factors relative to the executive officers other than the CEO.

All decisions relating to the CEO’s pay are made by the Compensation Committee in executive session, without management present. In assessing the CEO’s pay, the Compensation Committee considers the performance of the Company, the CEO’s contribution to that performance, and other factors as mentioned above in the same manner as for any other executive. The Compensation Committee approves the CEO’s salary, incentive plan payment (consistent with the terms of the plan as described below) and long-term incentive awards.

The Compensation Committee evaluates the competitive market for pay for the Company’s executives with the assistance of outside consultants engaged by the Compensation Committee, as needed. As each of the Company’s executives reports to the CEO, the CEO assists the Compensation Committee in considering changes to executive compensation in order to take into consideration performance, changes to job responsibilities and other factors with which the CEO is most familiar. In light of the significant changes to the Company as a result of the On Command and StayOnline acquisitions, in August, 2007, the Compensation Committee engaged Mercer Human Resources Consulting to review the Company’s executive compensation program and provide guidance to the Compensation Committee in setting 2008 compensation. The study presented a comparative analysis of our Named Executive Officers relative to compensation market data from targeted peer companies and Mercer’s Compensation Database. Typically, the Compensation Committee considers the market median compensation levels for comparable positions as a starting point and then evaluates compensation based on individual performance, roles and experience as well as other market based factors.

The specific peer companies used by the Company to evaluate market pay positioning for CEO and the other Named Executive Officers in late 2007 included:

• Earthlink, Inc.	• Mediacomm Communications Corporation
• Netflix, Inc.	• Navarre Corporation
• RCN Corporation	• Gemstar-TV Guide International, Inc.
• United Online, Inc.	• Akamai technologies, Inc.
• Real Networks, Inc.	• CNET Networks, Inc.
• Openwave Systems, Inc.	• Playboy Enterprises, Inc.
• Knology Inc.	• TIVO Inc.

Each of these peer companies were selected by the Compensation Committee in consultation with Mercer Human Resource Consulting because their revenues were comparable to the Company, with a median revenue of $476 million, comparable to the current revenue of the Company; each was publicly traded; and each is involved in industries similar to the Company, including cable and pay television services, Internet companies, and communications companies.

Compensation Components

The four major components of the Company’s executive officer compensation are:

•	Base salary;

•	Performance-based annual bonus, which is paid in cash; and

•	Periodic grants of long-term equity-based incentives, which in 2007 consisted of a combination of stock options and time- based restricted stock, and

•	Other supplemental benefits.

Base Salary

The Company’s philosophy is that base salaries should meet the objective of attracting, recruiting and retaining the executive talent needed to run the business. The base salary is generally targeted at market median level with annual increases for each executive taking into account the individual’s level of responsibility, skill, experience, and performance as well as other market data.

From 2005 through 2007, the multiple of the CEO’s base compensation compared to the base compensation of other senior executives of the Company ranged from 1.62 to 1.65 times the average base salary of other senior executives, which the Compensation Committee deemed to be reasonable.

The study conducted by Mercer Human Resources Consulting in August, 2007 concluded that the base compensation of the CEO was substantially less than the median compensation for CEOs in the peer group and other comparable companies, but that the compensation paid to other senior executives of the Company was generally in line with the median compensation paid to senior executives in the peer group. Accordingly, the Compensation Committee adjusted Mr. Petersen’s 2008 base compensation from $462,500 to $585,000, an increase of approximately 26.5%. Increases to the compensation of other senior executives ranged from 3.1% to 9.9%, with an average increase of 5.7%. As a result of the increase of CEO compensation, the multiple of the CEO’s base compensation compared to the base compensation of other senior executives of the Company in 2008 will increase to approximately 1.94 times, which the Compensation Committee deemed to be reasonable.

Base salary adjustments can affect the value of other compensation elements. For example, a higher base salary will result in a higher annual incentive award in dollar terms, assuming the same level of achievement against goals. Base salaries also affect the level of severance and change in control benefits for all of the Named Executive Officers, as discussed below.

Bonus Plan

The Company provides an annual cash bonus opportunity for the executive officers and other management-level employees. Target bonus percentage levels are based on an individual’s management level within the Company. Actual bonuses depend on the performance of the Company and the individual executive. The objective of this plan is to align actual compensation with the near-term business performance of the Company in achieving financial and non-financial objectives.

Bonus Plan Award Opportunities:  Executive officers and other participants have a target incentive opportunity defined as a percent of base salary. These target percentages are determined based on market pay levels, and on the management level of the executive. The table below provides the threshold, target and maximum incentive opportunity in 2007 for the CEO and other Named Executive Officers based on pre-established threshold, target and maximum performance levels. No bonus is payable below threshold performance level.

			Target
			Incentive as
	Threshold Payout as a		a Percent of	Maximum Incentive as a
Executive	Percent of Salary		Salary	Percent of Salary

CEO	21	%(1)	70%	109	%(2)
Other Named Executive Officers	18	%(1)	45%	77	%(2)

(1)	Assumes that minimum payout threshold is achieved on corporate goals but no payout is made on personal objectives.

(2)	Assumes maximum payout on corporate goals and 100% on personal objectives.

Individual Allocation:  Actual payouts for annual incentives can range from zero for below threshold performance on all pre-established performance goals to the maximum, as shown in the table above. The Bonus plan and target goals are reviewed and approved by the Compensation Committee in the first month of the fiscal year based on the Compensation Committee’s review of the business plan for the respective year approved by the Board of Directors. For 2007, the bonus payouts for each participant were tied to four objectives: target adjusted net income, new revenue growth, adjusted cash flow growth and efficiency and personal achievement. For personal achievement, the Company uses criteria relevant to each respective executive’s area of responsibility or influence.

The weights for each of the goals for the CEO other Named Executive Officers were as follows:

	Adjusted		Adjusted Cash	Personal
Executive	Net Income	New Revenue	Flow Efficiency	Targets

CEO	40%	10%	10%	40%
Other Named Executive Officers	40%	20%	20%	20%

For each goal, targets are set establishing a minimum threshold that must be achieved for any payout to occur, a target at which the payout is made at 100%, and intermediate ranges above and below the target amount that, if achieved, result in a payout of percentage of the target. For the year ended December 31, 2007, the Company’s adjusted net income was higher than the minimum, but less than the target, which resulted in a payout of 83% of the adjusted net income component. The new revenue significantly exceeded the target, and resulted in a payout of 132% of the new revenue component. The minimum target for adjusted cash flow was not achieved, and no amounts were paid for this component. Personal achievement varied by individual.

The total annual incentive payout for each executive relative to 2007 targets was as follows:

	Target Incentive as a	Actual Incentive as
Executive	Percent of Salary	Percent of Salary

CEO	70%	63.0%
Other Named Executive Officers	45%	34.43	% - 39.12%

The payouts were made in accordance with the financial targets established by the Compensation Committee. Personal achievement targets for the Named Executive Officers were made at above 100% of the target levels to take into account the additional efforts required by the Company’s integration activities related to the acquisitions completed in 2007 and the fact that such activities were completed significantly faster than originally contemplated.

The adjusted net income, new revenue growth and adjusted cash flow generation targets are generally set at a level consistent with the Company’s financial plan for the applicable year. The Compensation Committee believes that performance against each of these factors represents a significant improvement over the prior year, and therefore achieving target performance on each of these objectives is a reasonably difficult performance hurdle.

For the year ending December 31, 2008, the Compensation Committee has established the targets for adjusted net earnings, new revenue growth and adjusted cash flow based on the 2008 budget of the Company. For the purposes of the Bonus Plan, “adjusted net income” is defined as GAAP net income plus amortization of purchased intangibles and any restructuring or integration expenses incurred in 2008. The term “adjusted cash flow” is a non-GAAP measure which the Company defines as cash from operations, excluding any restructuring or integration expenses, less cash used for investing activities. The 2008 target for adjusted net income has been established at ($5.3) million, which is at the high end of the range of publicly announced 2008 guidance of ($14.0) million to ($4.0) million. The 2008 target for adjusted cash flow is $30.6 million, approximately the midpoint of current 2008 guidance of $25 million to $35 million. The 2008 target for new revenue growth has been established at $94.3 million, which represents revenues from the Company’s growth initiatives in the areas of broadband Internet, incremental free-to-guest services, services to health care institutions, advertising, professional services, system sales, and other new revenue sources.

The Compensation Committee reserves the right to make adjustments to these formula-based payouts as it deems appropriate in order to achieve the goals of attracting and retaining talent while maintaining an appropriate pay-for-performance alignment.

Long-Term Incentives

Generally, the Compensation Committee makes the award of long-term incentives at the beginning of each year, and determines the value of the grant as a targeted percentage of the executive’s base salary. The type of awards (stock options, time-based restricted stock or performance-based restricted stock) varies from time to time based on factors considered relevant by the Compensation Committee, including, without limitation, factors such as the predictability of financial performance, the impact of the awards on the Company’s financial statements, and grant practices of similar companies. In April 2007, the Company issued a combination of stock options and time-based restricted stock.

Stock options generally have a term of ten years and vest in four equal installments on the first, second, third and fourth anniversaries of the grant date. The time-based restricted stock grants vest over four years, 50% at the end of the third year and 50% at the end of the fourth year and are intended to encourage employee retention. The performance-based restricted stock currently vests if the Company achieves a cumulative net income per share of $1.10 during the three year period ending December 31, 2008. Under the 2003 Stock Option and Incentive Plan, the Compensation Committee has the obligation to modify or amend the terms of the performance-based award to account for events such as recapitalizations, mergers, acquisitions, and similar events, and is in the process of determining what constitutes an equitable adjustment to the performance target in light of the significant changes to the Company as a result of the acquisition and integration of On Command and StayOnline, the renegotiation of the Company’s credit agreement and the tender for its 9.5% Notes, and related factors. While the issue of an equitable adjustment is under consideration by the Compensation Committee, no action has yet been taken.

Other Supplemental Benefits

In addition to the above compensation elements, the Named Executive Officers receive additional executive benefits as described below.

•	The Named Executive Officers receive a cash stipend for the individual purchase of any additional supplemental benefits or perquisites they may elect to purchase.

•	The Named Executive Officers receive reimbursement for individual family insurance coverage based on the cost of the “middle” group health, life, dental and vision insurance coverage available to the employees of the Company.

•	The Company provides a vehicle allowance in the amount of $1,100 per month for the CEO.

The value of each of these supplemental executive benefits is reflected as “Other Compensation” in the Summary Compensation Table below.

Employment Agreements

The Company has entered into employment agreements with each of the Named Executive Officers in order to provide the Company with stability in its leadership and to ensure a long-term commitment by its leaders, which are described in more detail below.

Severance upon Change-In-Control (CIC)

The CIC protection is intended to give the Named Executive Officers reasonable assurance of a long-term employment opportunity, to enable them to have a balanced perspective in making overall business decisions, and to be competitive within overall market practices. These provisions provide for specified payments and other benefits if the officer’s employment is terminated by the Company or its successor during the period beginning six months prior to the effective date of a CIC of the Company and ending 24 months after a change in control. CIC payments are not made if the termination is for cause, mandatory retirement, disability or death. CIC payments may also be required if the officer quits because of significant changes in the officer’s circumstances following the change in control.

If a severance payment following a CIC is required, the officer receives:

•	In the case of the Named Executive Officers other than the CEO, two and one-half times the highest rate of the officer’s annual base salary in effect prior to the change in control;

•	The CEO receives two and one-half times the officer’s target annual bonus for the bonus plan year in which the termination occurs;

•	Any unpaid target annual bonus prorated for the number of days in the year up to the termination;

•	Health care benefits and group term life insurance for up to 18 months;

•	Full tax gross-up if any payments received by executive following a change in control will be subject to the excise tax imposed by Section 4999 or Section 409A of the Internal Revenue Code.

In addition, the agreements related to CIC provide that in the event of a change in control of the Company, all outstanding stock options held by the officer become immediately exercisable, and continue to be exercisable for the lesser of (a) the remaining term of the option or (b) for four years following the date of termination. Any time-based or performance-based restricted stock units fully vest.

Severance Upon Termination Other than Following a Change in Control

Each of the Named Executive Officers is eligible to receive severance benefits upon termination in situations other than following a change in control as well, unless the termination is for cause, is because of the death or disability of the executive, or the executive quits voluntarily. The severance payments for termination by the Company without cause, by the executive for good reason, or an election by the Company not to allow the automatic renewal of the employment agreement include:

•	For the CEO, two times the annual base salary and bonus;

•	For Messrs. Bankers and Ritondaro, base salary increased by twenty percent to compensate for lost benefits (the “Adjusted Base Salary”) for a period of twenty-four months;

•	For Mr. Naro, Adjusted Base Salary for a period of eighteen months;

•	For Mr. Young, Adjusted Base Salary for a period of twelve months.

In addition, for termination by the Company without cause, or upon death or disability:

•	For the CEO, a pro rata portion of the greater of the preceding year’s bonus or the bonus that would have been earned for the current year under any bonus program in which the CEO is participating at the time.

•	For the Senior Vice Presidents, a pro rata portion of the maximum bonus that would have been earned for the current year under any bonus program in which the Senior Vice President is participating at the time.

The following table sets forth the maximum amounts that would have been received by each of the Named Executive Officers had their employment been terminated without cause as of December 31, 2007:

	Maximum Amount	Maximum Amount
	Payable in the Event of	Payable in the Event of
	Termination — No Change	Termination — With
	of Control	Change of Control
Name	($)	($)

Scott C. Petersen, CEO	1,570,865	1,963,581
Gary H. Ritondaro, CFO	1,024,906	1,060,867
David M. Bankers	761,554	788,275
James G. Naro	595,818	781,184
Scott E. Young	502,933	899,184

SUPPLEMENTARY COMPENSATION POLICIES

Stock Ownership Requirements:

In January 2005, the Company adopted stock ownership guidelines for the Company’s Chief Executive Officer and the other executive officers. Under the guidelines, each executive is expected to acquire over the following five years, if not before, common stock of the Company with a value equal to a specified multiple of the executive’s base salary. For the Chief Executive Officer, the multiple is 5 times and for Senior Vice Presidents the multiple is 1.5 times. As of December 31, 2007, Mr. Petersen’s common stock ownership in the Company exceeded the foregoing guidelines.

Other Factors Affecting Compensation:

In establishing total compensation for the CEO and the other Named Executive Officers, the Compensation Committee considered the effect of Section 162(m) of the Internal Revenue Code, which limits the deductibility of compensation paid to each named executive officer to $1 million. To the extent possible, the Compensation Committee intends to preserve deductibility, but may choose to provide compensation that is not deductible if necessary to attract, retain and reward high-performing executives.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

Vikki I. Pachera, Chair
R. F. Leyendecker
Scott H. Shlecter

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee has ever served as an officer of the Company. Certain compensation matters were reviewed by the entire Board of Directors, which includes Mr. Petersen, Chairman of the Board and Chief Executive Officer. No member of the Compensation Committee is a director or member of the compensation committee of any other public company. No executive officer serves as a director of another entity or serves on the compensation committee of another entity whose executive officers or directors serve on the Board of Directors of the Company or as a member of the Compensation Committee.

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Executive Compensation

The following table sets forth certain information regarding the compensation of the Named Executive Officers of the Company:

Summary Compensation Table

							Change in
							Pension
							Value and
							Nonqualified
						Non-Equity	Deferred	All
				Stock	Option	Incentive Plan	Compensation	Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	Year	($)	($)	($)(1)	($)	($)	($)	($)(2)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Scott C. Petersen	2007	462,500	—	213,553	122,925	291,290	—	50,339	1,140,607
Chairman of the Board, President, Chief Executive Officer, PEO(3)	2006	450,000	—	198,983	79,206	397,210	—	49,244	1,174,643
Gary H. Ritondaro	2007	360,000	—	96,959	30,731	126,400	—	30,652	644,742
Senior Vice President, Finance, Information and Administration, PFO(4)	2006	350,000	—	87,600	34,438	208,810	—	29,744	710,592
David M. Bankers	2007	267,500	—	82,179	26,121	92,630	—	23,715	492,145
Senior Vice President, Product and Technology	2006	260,000	—	75,160	34,438	153,480	—	22,994	546,072
Scott E. Young	2007	305,000	—	107,731	46,097	119,250	—	26,527	604,605
Senior Vice President, Chief Marketing Officer	2006	103,846	—	37,943	—	134,470	—	11,648	287,907
James G. Naro	2007	265,000	—	79,258	26,121	91,450	—	23,527	485,356
Senior Vice President, General Counsel	2006	135,000	—	40,400	—	90,280	—	84,160	349,840

(1)	The Stock Awards consisted of restricted stock, the terms of which are described following the Grants of Plan-Based Awards table, below.

(2)	Each Named Executive Officer received an annual cash stipend in an amount equal to 7.5% of his base salary for the individual purchase of additional supplemental benefits or perquisites they may elect.

(3)	“PEO” refers to principal executive officer

(4)	“PFO” refers to principal financial officer

The material terms of each of the named officer’s employment agreements, change in control agreements and related agreements are set forth in Employment Agreements, below.

The following table sets forth information regarding the Company’s incentive plan awards of restricted stock granted to the Named Executive Officers of the Company during 2007:

Grants of Plan-Based Awards

								All Other	All Other
								Stock	Option
								Awards	Awards	Exercise
								Number of	Number of	or Base
								Shares of	Securities	Price of
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			Stock or	Underlying	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)(1)	(#)(2)	($/Sh)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)

Scott C. Petersen, PEO	04/02/2007	—	—	—	—	—	—	3,500	40,000	30.48
Gary H. Ritondaro, PFO	04/02/2007	—	—	—	—	—	—	2,000	10,000	30.48
David M. Bankers	04/02/2007	—	—	—	—	—	—	1,500	8,500	30.48
Scott E. Young	04/02/2007	—	—	—	—	—	—	2,500	15,000	30.48
James G. Naro	04/02/2007	—	—	—	—	—	—	1,500	8,500	30.48

(1)	The awards consist of time-based restricted stock and vest one half on the third anniversary of the grant and one half on the fourth anniversary of the grant.

(2)	Stock options vest in four equal installments on the first, second, third and fourth anniversary of the date of the grant.

The following table sets forth information regarding the total amount of stock options and restricted stock grants held by each of the Named Executive Officers as of December 31, 2007:

Outstanding Equity Awards At Fiscal Year-End

						Stock Awards
									Equity
	Option Awards							Equity	Incentive Plan
			Equity					Incentive Plan	Awards:
			Incentive					Awards:	Market or
			Plan Awards:				Market	Number of	Payout Value
	Number of	Number of	Number of			Number of	Value of	Unearned	or Unearned
	Securities	Securities	Securities			Shares or	Shares or	Shares, Units	Shares, Units
	Underlying	Underlying	Underlying			Units of	Units of	or Other	or Other
	Unexercised	Unexercised	Unexercised	Option		Stock That	Stock That	Rights That	Rights That
	Options	Options	Unearned	Exercise	Option	Have Not	Have Not	Have Not	Have Not
	Exercisable	Unexercisable	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	(#)	(#)	(#)	($)	Date	(#)	($)	(#)(6)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Scott C. Petersen, PEO	25,000	—	—	10.96	07/20/2008	20,250 (1)	353,160	24,750	431,640
	50,000	—	—	23.50	02/16/2010
	60,000	—	—	15.84	12/19/2010
	80,000	—	—	16.50	12/16/2011
	57,500	—	—	10.19	12/17/2012
	35,000	—	—	18.41	01/08/2014
	45,000	—	—	17.59	01/02/2015
	—	40,000	—	30.48	04/01/2017
Gary H. Ritondaro, PFO	15,000	—	—	18.41	01/08/2014	12,000 (2)	209,280	8,250	143,880
	15,000	—	—	17.59	01/02/2015
	—	10,000	—	30.48	04/01/2017
David M. Bankers	15,000	—	—	18.41	01/08/2014	9,000 (3)	156,960	8,250	143,880
	15,000	—	—	17.59	01/02/2015
	—	8,500	—	30.48	04/01/2017
Scott E. Young	—	15,000	—	30.48	04/01/2017	6,250 (4)	109,000	9,350	163,064
James G. Naro	—	8,500	—	30.48	04/01/2017	4,500 (5)	78,480	7,500	130,800

(1)	These awards consist of time-based restricted stock that vests one half on the third anniversary of the grant date and one half on the fourth anniversary of the grant date. Amount consists of 3,750, 6,500, 6,500 and 3,500 units that were granted on 01/09/04, 01/03/05, 01/09/06, and 04/02/07 respectively.

(2)	These awards consist of time-based restricted stock that vests one half on the third anniversary of the grant date and one half on the fourth anniversary of the grant date. Amount consists of 2,000, 4,000, 4,000 and 2,000 units that were granted on 01/09/04, 01/03/05, 01/09/06, and 04/02/07 respectively.

(3)	These awards consist of time-based restricted stock that vests one half on the third anniversary of the grant date and one half on the fourth anniversary of the grant date. Amount consists of 1,500, 3,000, 3,000 and 1,500 units that were granted on 01/09/04, 01/03/05, 01/09/06, and 04/02/07 respectively.

(4)	These awards consist of time-based restricted stock that vests one half on the third anniversary of the grant date and one half on the fourth anniversary of the grant date. Amount consists of 3,000 and 2,500 units granted on 08/17/06 and 04/02/07 respectively.

(5)	These awards consist of time-based restricted stock that vests one half on the third anniversary of the grant date and one half on the fourth anniversary of the grant date. Amount consists of 3,000 and 2,500 units granted on 06/12/06 and 04/02/07 respectively.

(6)	The equity incentive plan awards consist of performance-based restricted stock and vest if the Company achieves a cumulative net income per share of $1.10 during the three year period ending December 31, 2008. Under the 2003 Stock Option and Incentive Plan, the Compensation Committee has the obligation to modify or amend the terms of an equity-based award to account for events such as recapitalizations, mergers, acquisitions and similar events and is in the process of determining what constitutes an equitable adjustment to the performance target in light of the significant changes to the Company as a result of the acquisition and integration of On Command and StayOnline. See discussion at Long Term Incentives in the Compensation Discussion and Analysis, above.

The following table sets forth information with respect to the exercise of stock options by the Named Executive Officers during the year ended December 31, 2007:

Option Exercises And Stock Vested

	Option Awards		Stock Awards
	Number of	Value	Number of
	Shares	Realized	Shares	Value
	Acquired on	on	Acquired on	Realized on
	Exercise	Exercise	Vesting	Vesting
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)

Scott C. Petersen PEO	95,000	1,600,050	3,750	97,125
Gary H. Ritondaro PFO	—	—	2,000	51,800
David M. Bankers	154,000	2,587,539	1,500	38,850
Scott E. Young	—	—	—	—
James G. Naro	—	—	—	—

The Company does not maintain a pension plan or nonqualified deferred compensation plans for its executive officers.

Employment Agreements

The Company has entered into an employment agreement (the “Employment Agreement”) with Mr. Petersen to serve as the Company’s Chairman of the Board, President and Chief Executive Officer, which was amended and restated in January, 2008. Mr. Petersen’s Employment Agreement currently continues until December 31, 2010; provided, that such date shall be automatically extended for an additional year (resulting in a rolling two year term) unless either the Company or Mr. Petersen provides proper notice that such party does not wish to extend. Mr. Petersen’s base salary for 2007 was $462,500 and he received an annual performance bonus of $291,290 for 2007. In addition, Mr. Petersen is entitled to participate in various Company benefit plans.

Mr. Petersen’s employment may be terminated prior to the expiration of the term of the agreement (i) upon Mr. Petersen’s death or disability or (ii) by the Company at any time upon proper notice, with or without cause, by action of its Board of Directors. In the event of any such termination of employment, the following termination benefits apply: (x) for any termination, other than for cause (including a termination due to death or disability), the Company will pay a pro rata portion of the greater of the preceding year’s bonus or the bonus that would have been earned for the current year under any bonus program in which Mr. Petersen may be participating at the time, unless such payment is not permitted by the terms of the plan; and (y) for any termination by the Board of Directors without cause, by Mr. Petersen with good reason, or an election by the Company not to allow the Employment Agreement to automatically extend, the Company will pay Mr. Petersen an additional severance payment equal to two times Mr. Petersen’s annual base salary and bonus, unless such termination is by the Company or by Mr. Petersen for good reason within 24 months of a change of control involving the Company, in which case the Company will pay Mr. Petersen two and one-half times his annual base salary and bonus. Mr. Petersen’s amended and restated employment agreement replaces and supersedes the employment agreement previously entered into by Mr. Petersen with the Company. The Employment Agreement contains a covenant by Mr. Petersen not to compete with the Company, or to work for a competing business, for two years following the termination of his employment.

The Named Executive Officers of the Company other than the CEO have employment agreements with the Company that expire on December 31, 2008, but which automatically renew for additional terms of one year unless notice of termination is given prior to November 1, 2008. The employment of each of the Named Executive Officer may be terminated prior to the expiration of the term of the agreement (i) automatically upon death or disability or (ii) by the Company at any time, with or without cause, by action of its Board of Directors. In the event of any such termination of employment, the following termination benefits apply: (x) for any termination, other than for cause (including a termination due to death or disability), the Company will pay a pro rata portion of the target bonus for the then current year under any bonus program in which such executive may be participating at the time, unless such payment is not permitted by the terms of the plan; and (y) for any termination by the Board of Directors without cause, including an election by the Company not to allow the agreement to automatically extend, the Company will pay the executive an additional severance payment for a defined period at a monthly rate equal to the executive’s monthly base salary increased by twenty percent. The length of the period during which the Company is obligated to make such severance period varies from twenty four months in the case of Messrs. Bankers and Ritondaro, to eighteen months in the case of Mr. Naro, and to twelve months in the case of Mr. Young. The employment agreements contain additional provisions which are applicable in the event of a termination after a change in control involving the Company, the terms of which are described in more detail below. The employment agreements contain a covenant by each of the executives not to compete with the Company, or to work for a competing business, for the term of his employment and for six months thereafter.

The employment agreements of the Named Executive Officers of the Company other than the CEO also provide for the payment of certain compensation and other benefits in the event of a covered termination of the executive’s employment within two years following a “change in control” involving the Company. No compensation is payable to any executive under these provisions unless (i) there has been a change in control and (ii) the executive’s employment with the Company shall have been terminated (including a substantial reduction in duties or compensation, but excluding termination as a result of the death or permanent disability of the executive or for cause or voluntary retirement). A “change in control” is generally defined as the occurrence of any of the following: (i) any person or group becomes the beneficial owner of securities representing 30% or more of the voting power of the Company’s outstanding capital stock having the right to vote in the election of directors; (ii) a majority of the members of the Board of Directors shall not for any reason be the individuals who at the beginning of such period constitute the Board of Directors or persons nominated by such members; (iii) any merger, consolidation or sale of all or substantially all of the assets of the Company (meaning assets representing 30% or more of the net tangible assets of the Company or generating 30% or more of the Company’s operating cash flow), excluding a business combination or transaction in which: (a) the stockholders of the Company prior to such transaction continue to represent more than 70% of the voting power of the Company immediately after giving effect to such transaction; or (b) no person or group becomes the beneficial owner of 30% or more of the Company’s voting stock; (iv) the adoption of any plan or proposal for the liquidation or dissolution of the Company; or (v) the occurrence of any other event that would be required to be reported as a change in control in response to Item 6(e) of Schedule 14A of Regulation 14A of the Exchange Act.

Upon a covered termination, the executive is entitled to receive a lump sum payment equal to the compensation the executive would have received over a 30-month period, a pro rata portion of any bonus the executive would have received for the year in which such termination occurs, any stock options previously granted to the executive will become fully vested and exercisable for a period of four years following the date of termination, and the executive will be entitled to the continuation of the insurance and other welfare benefits then being received by such executive for up to 18 months. The change of control provisions terminate two years from the date of a change in control of the Company if there has not been a covered termination.

REPORT OF THE AUDIT COMMITTEE

In 2007, the Audit Committee of the Board of Directors consisted of Mr. Shlecter, as Chair, Mr. Bradbury and Mr. Leyendecker. Each member of the Audit Committee is “independent” as determined by the Board and in accordance with the NASDAQ listing requirements and is “financially literate” as that qualification is determined by the Board. In addition, in 2007, the Board of Directors approved the designation of Audit Committee Chair Scott Shlecter as the Audit Committee’s “financial expert” in accordance with SEC rules.

The purpose of the Audit Committee is to assist the Board with its responsibility for overseeing the integrity of the Company’s financial statements; the Company’s compliance with legal and regulatory requirements regarding financial reporting; the qualifications, independence, and performance of the Company’s independent registered public accounting firm; the preparation of the reports that the rules of the Securities and Exchange Commission require be included in the Company’s annual proxy statement; and other duties as directed by the Board or as required by the Securities and Exchange Commission, the Public Company Accounting Oversight Board or NASDAQ. As part of its responsibilities, the Audit Committee reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2007 and discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication With Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications, by the Auditing Standards Board of the American Institute of Certified Public Accountants. This included a discussion of the independent registered public accounting firm’s judgment as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters that generally accepted auditing standards require be discussed with the Audit Committee. The Audit Committee also received and discussed with the independent registered public accounting firm the matters required by Independence Standards Board Statement No. 1, Independence Discussions With Audit Committees; and has discussed with the independent registered public accounting firm their independence. The Audit Committee also received and discussed with the independent registered public accounting firm the Company’s critical accounting policies, as described in the Company’s Annual Report on Form 10-K. Based on the reviews and discussions referred to above, the Audit Committee approved and recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.

The Audit Committee acts under an Audit Committee Charter which is reviewed annually by the Audit Committee. The Audit Committee Charter is used by the Audit Committee to guide its activities.

The fees billed by PricewaterhouseCoopers LLP for 2007, by category, were as follows:

Audit fees(1)	$642,000
Audit related fees(2)	$320,000
Tax fees(3)	$36,500
all other fees	-0-

The fees billed by PricewaterhouseCoopers LLP for 2006, by category, were as follows:

Audit fees(4)	$386,374
Audit related fees(5)	$83,250
Tax fees	-0-
All other fees	-0-

(1)	2007 Audit fees consist of services rendered for the integrated audit of the annual financial statements, including required quarterly reviews, statutory and regulatory filings or engagements and services that generally only the auditor can reasonably be expected to provide. For 2007, this includes fees of $126,267 related to the audit of the Company’s internal control over financial reporting. 2007 fees listed above include out-of-pocket expenses and taxes of $73,882.

(2)	Audit-related fees consist of $237,000 for accounting fees related to the acquisition of On Command, $46,850 related to the acquisition of the assets of StayOnline, Inc., $15,500 for the preparation and filing of a registration statement on Form S-3 and $20,000 for fees associated with the Form 11-K, Annual Report of LodgeNet Interactive Corporation 401(k) Plan.

(3)	Tax fees consist of transfer pricing services provided.

(4)	2006 Audit fees consist of services rendered for the integrated audit of the annual financial statements, including required quarterly reviews, statutory and regulatory filings or engagements and services that generally only the auditor can reasonably be expected to provide. For 2006, this includes fees of $175,383 related to the audit of the Company’s internal control over financial reporting. 2006 fees listed above include out-of-pocket expenses and taxes of $68,882.

(5)	Audit-related fees were primarily for fees associated with the Form 11-K, Annual Report of LodgeNet Interactive Corporation 401(k) Plan and acquisition related due diligence.

The Audit Committee Charter provides that the Audit Committee shall approve in advance any fees related to non-audit services. Accordingly, the Company’s independent registered public accounting firm submits to the Audit Committee a notice of services proposed to be provided and the associated fees prior to the provision of any non-audit services. The Audit Committee or its delegate considers such proposals on an as-needed basis. During 2007, all such non-audit fees were pre-approved by the Audit Committee.

The Audit Committee has selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2008 and recommended that such selection be presented to the Company’s stockholders for ratification at the Meeting.

THE AUDIT COMMITTEE

Scott H. Shlecter, Chair
R. Douglas Bradbury
R. F. Leyendecker

CERTAIN TRANSACTIONS WITH MANAGEMENT AND OTHERS

None of the directors or executive officers of the Company or any subsidiary thereof, or any associates or affiliates of any of them, is or has been indebted to the Company at any time since the beginning of the last completed fiscal year in excess of $120,000. The Company did not make any loans to executive officers in 2007, and no loans currently exist to such officers. None of the directors or executive officers of the Company or any associate or affiliate of such person, had any material financial interest, direct or indirect, in any transaction or any proposed transaction with the Company during the past fiscal year.

PERFORMANCE GRAPH

The following graph compares the percentage change in the Company’s cumulative total stockholder return on its common stock with (i) the cumulative total return of the NASDAQ Market Index and (ii) the cumulative total return of all companies (the “Peer Group”) with the same four-digit standard industrial code (SIC) as the Company (SIC Code 4841 — Cable and Other Pay Television Services) over the period from January 1, 2002 through December 31, 2007. The graph assumes an initial investment of $100 in each of the Company, the NASDAQ Market Index and the Peer Group and reinvestment of dividends. The Company did not declare or pay any dividends in 2007. The graph is not necessarily indicative of future price performance. This graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPARISON OF CUMULATIVE TOTAL RETURN
AMONG THE COMPANY, NASDAQ MARKET INDEX AND
PEER GROUP PERFORMANCE GRAPH

ASSUMES $100 INVESTED ON JAN. 1, 2003
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31, 2007

*	Source: Media General Financial Services, Inc.

Item 2. RATIFICATION OF THE 2008 SHAREHOLDER RIGHTS PLAN

Background

On March 5, 1997, the Company entered into a Shareholder Rights Agreement with Harris Trust and Savings Bank, as Rights Agent (the “Original Agreement”). The Company’s current stock transfer agent, Computershare Investor Services, LLC, is the successor to Harris Trust and Savings Bank as Rights Agent. Over the last 25 years, hundreds of corporations have adopted similar agreements as an anti-takeover device in an attempt to defend against abusive or otherwise undesirable attempts to acquire control, such as:

•	Taking control through open-market purchases without giving the stockholders a control premium for their shares or the protections of the federal tender offer rules.

•	Attempting to acquire the company at a time when the company’s common stock is undervalued and at a price that is less than the stock’s intrinsic value.

•	Attempting, through a partial tender offer, to acquire a majority interest in the company and then forcing the remaining public stockholders to accept cash and/or securities of lesser value.

The Rights Agreement discourages such attempts by making an acquisition of the Company that is not approved by the Company’s Board prohibitively expensive for the acquiror by significantly diluting the acquiror’s stock interest in the Company and increasing the number of shares of common stock that would have to be acquired. Under the terms of the Original Agreement, if the acquiror were to accumulate 15 percent or more of the Company’s common stock, each right granted under the Original Agreement (a “Right”) would permit the Right holder to acquire newly issued shares of common stock of the Company or, in certain circumstances, the acquiror, at a price equal to half the market value for the $60.00 exercise price of the Rights. For example, if a stockholder owned 100 common shares (with 100 Rights attached) at the time an acquiror acquired 16 percent of the outstanding common stock, assuming a market value of the common stock at that time of $10.00 per share, the stockholder ’s Rights would permit the stockholder to acquire a total of 1200 shares of common stock ($60.00 exercise price divided by $5.00 (50 percent of the $10 market value) times 100 Rights equals 1200 shares) for $5.00 per share or a total purchase price of $6,000. Rights held by the acquiror and by certain related persons and transferees would become void. However, before an acquiror acquires more than 15 percent of the outstanding common stock, the Rights may be redeemed by the Board or, in certain circumstances by the stockholders, or the terms of the Rights may be modified by the Board to, among other things, exempt a particular acquiror from the dilutive effects of the Rights. These provisions had the effect of encouraging potential acquirors to negotiate with the Board before acquiring 15 percent or more of the common stock so that the Board may redeem or modify the Rights as part of an acquisition.

The expiration date of the Original Agreement was February 28, 2007. Prior to the expiration of the Original Agreement, the Board adopted an Amended and Restated Rights Plan in February of 2007 (the “2007 Rights Plan”) which was presented to the stockholders for ratification at the 2007 annual meeting. Because the stockholders did not ratify the 2007 Rights Plan, it was to expire on February 28, 2008. Prior to the expiration of the 2007 Rights Plan, the Board adopted a new plan (the “2008 Rights Plan”), which is being presented to the stockholders for approval at the Meeting. The Board continues to believe that such a plan is in the best interests of the Company’s stockholders because it:

•	provides a way for the Board to defend stockholders against abusive tactics used to gain control of the Company without paying all shareholders a fair premium, and to ensure that all Company stockholders are treated fairly and equally in an acquisition of the Company;

•	encourages anyone seeking to acquire control of the Company to negotiate in good faith with the Board and gives the Board significant negotiating power on behalf of the stockholders. This enables the Board to negotiate a fair premium for stockholders that is consistent with the intrinsic value of the Company and to block any transaction by an acquiror who is unwilling to pay a fair price (subject to the stockholders’ right to redeem the Rights under certain circumstances described below);

•	slows the process by which a potential acquiror may gain control of the Company, thereby affording the Board additional time to evaluate a proposed transaction and, if necessary, seek alternative transactions or implement other courses of action to maximize shareholder value;

•	provides the Board with the ability to run an effective auction of the Company or other sale process, where the Board has decided to sell the Company;

•	reduces the likelihood that a potential acquiror who is unwilling to pay a sufficient premium will attempt to acquire the Company by means of an open market accumulation, a partial bid for the Company, a front-end loaded tender offer or other coercive or unfair takeover tactics, since it limits the size of the position the acquiror may take without the concurrence of the Board; and

•	does not prevent the making of unsolicited offers or the acquisition of the Company at a full and fair price since the existence of the Rights Agreement does not eliminate the Board’s responsibility to consider fiduciary duties to stockholders.

The 2008 Rights Plan modifies the Original Agreement and the 2007 Rights Plan in several material ways that the Board believes would benefit the Company’s stockholders:

•	The 2008 Rights Plan increases the stock ownership threshold that is permitted before the Rights become exercisable to 20 percent from the 15 percent threshold in the Original Agreement.

•	The 2008 Rights Plan will expire unless ratified by the Company’s Stockholders every three years.

•	The 2008 Rights Plan also includes a “Qualified Offer” provision that would, under certain circumstances, permit stockholders to cause the Rights to be redeemed and the Qualified Offer to be accepted without Board approval. While 2007 Rights Plan also contained a Qualified Offer provision, the 2008 Rights Plan reduces the reference period for determining the minimum offering price to 12 months from the 24 month period in the 2007 Rights Plan.

•	The 2008 Rights Plan does not restrict a future board of directors from voting to redeem the Rights (so-called “dead-hand” or “slow hand” provisions).

In considering the provisions of the 2008 Rights Plan, the Company consulted stockholders, proxy advisors and published guidelines and modified the Original Agreement to include these progressive, “shareholder-friendly” provisions. The Board’s decision to enter into the 2008 Rights Plan was not made in response to, or in anticipation of, any acquisition proposal, and is not intended to prevent a non-coercive takeover bid from being made for the Company or to keep management or the directors in office.

Stockholders are being asked to vote to ratify the 2008 Rights Plan in an effort to determine the viewpoint of shareholders on the advisability of the 2008 Rights Plan. Ratification of the 2008 Rights Plan requires the affirmative vote of a majority of the votes cast on the matter by the stockholders entitled to vote at the Annual Meeting. Broker non-votes will be disregarded for purposes of determining the number of votes cast and will have no effect on the outcome of the vote. If the 2008 Rights Plan is not ratified by stockholders as proposed, the Board intends to reevaluate the 2008 Rights Plan and determine whether it believes the 2008 Rights Plan in its current form continues to be in the stockholders’ best interests. The Board may, as a result of such reevaluation and determination, terminate the 2008 Rights Plan, modify the terms of the 2008 Rights Plan or allow the 2008 Rights Plan to remain in place without change, among other actions. The 2008 Rights Plan, by its terms, terminates if stockholder approval is not obtained by February 28, 2009.

Summary of 2008 Rights Plan

The following is a summary of the material terms of the 2008 Rights Plan. The statements below are only a summary, and we refer you to the full text of the 2008 Rights Plan, which was filed as an exhibit to Form 8-A filed with the SEC on March 3, 2008 and is attached as Annex 2. Each statement in this summary is qualified in its entirety by this reference.

General

Under the terms of the 2008 Rights Plan, each share of common stock outstanding has one Right attached to it, so that the purchase of a share of common stock is also a purchase of the attached Right. Certificates representing the Company’s common stock also represent the attached Rights. The Rights are not currently exercisable or separately tradable.

After the “Distribution Date,” which is described below, each Right will become separately tradable and initially will entitle the holder to purchase from the Company one one-thousandth of a share of Series A Participating Preferred Stock (the “Preferred Shares”) at a price of $60.00 (the “Purchase Price”), subject to adjustment. Each one one-thousandth of a Preferred Share has rights that are roughly equivalent to one share of common stock. If certain circumstances occur as discussed below, the Rights would instead entitle their holders to purchase common stock of the Company or an acquiror. Assuming the Plan is approved by the stockholders every three years, the Rights will expire at the close of business on February 28, 2017 (the “Final Expiration Date”).

Events Causing Exercisability and Separate Transferability

A “Distribution Date” will occur and the Rights will become exercisable and separately tradable upon the earlier of:

(1) the first public announcement that a person or group (other than the Company, any subsidiary, or a benefit plan of the Company or its subsidiaries), has acquired, or obtained the right to acquire, except under limited circumstances, beneficial ownership of 20 percent or more of the outstanding common stock; or

(2) the close of business on the tenth business day (or such later date as the Company’s Board of Directors may determine) after the commencement of, or a public announcement of an intention to commence (which tender offer is not terminated within such ten business days), a tender or exchange offer the consummation of which would result in a person or group becoming an Acquiring Person (as defined in the following).

Generally, a person or group whose acquisition of common stock causes a Distribution Date pursuant to clause (1) above (including pursuant to the completion of a tender or exchange offer described in (2)) is an “Acquiring Person.” As soon as practicable following the Distribution Date, separate Right certificates will be mailed to holders of record of the common stock as of the close of business on the Distribution Date.

Events Causing Adjustment of the Shares Acquirable Upon Exercise of the Purchase Price

Generally, if any person becomes an Acquiring Person, each holder of a Right, other than the Acquiring Person (and any affiliates and certain transferees), will then have the right to receive upon exercise and payment to the Company of the Purchase Price, instead of one-one thousandth of a Preferred Share, that number of shares of Company common stock having an average market value equal to two times the Purchase Price. Any Rights that are beneficially owned by any Acquiring Person (or any affiliate or certain transferees) will be null and void. In other words, the Rights holders, other than the Acquiring Person and certain others, may at that time purchase Company common stock at a 50 percent discount.

Alternatively, in the event that, after the first public announcement that a person or group has become an Acquiring Person, the Company is a party to a merger, statutory share exchange or sale of more than 50 percent of the Company’s assets or earning power in a transaction with an Acquiring Person or certain specified related parties or in which all holders of Company common stock are not treated alike, then each holder of a Right (except Rights that have been voided as set forth previously) shall have the right to receive upon exercise and payment to the Company of the Purchase Price, instead of one-one thousandth of a Preferred Share, common shares of the acquiring or surviving company having an average market value equal to two times the Purchase Price. In other words, the Rights holders, other than the Acquiring Person and certain others, may at that time purchase the acquiring or surviving company’s common shares at a 50 percent discount.

The Purchase Price payable and the number of shares issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution upon the occurrence of specified events affecting the Preferred Shares. The number of outstanding Rights and the Purchase Price are also subject to adjustment in the event of a stock dividend on the common stock payable in common stock or subdivisions or combinations of the common stock occurring before the Distribution Date.

Redemption of the Rights

At any time before a person becomes an Acquiring Person, the Board may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the “Redemption Price”), payable in cash or common stock. The Board may also redeem the Rights for a limited time after 60 days after the later of the date a person or group becomes an Acquiring Person and the effective date of a registration statement under the Securities Act of 1933 with respect to securities issuable upon exercise of the Rights.

In addition, if the Company receives a “Qualified Offer” (as defined in the following paragraph), the Rights may be redeemed by the stockholders if approved by the holders of at least a majority of the outstanding common stock at a special meeting of stockholders called to vote on a resolution accepting the Qualified Offer and to authorize the redemption of the Rights pursuant to the provisions of the Agreement. The special meeting must be held within 90 business days after the Company receives a request from stockholders to hold such a meeting. If a resolution to redeem the Rights is approved at the special meeting (or if the special meeting is not held on or before the 90th business day after receipt of the request for a meeting), it will become effective immediately prior to the consummation of any Qualified Offer consummated within 60 days after the earlier of the special meeting or the 90th business day after receipt of a request for a special meeting of shareholders.

A “Qualified Offer” is a tender offer for all outstanding common stock not already beneficially owned by the person making the offer that meets all of the following conditions:

•	the same per share price is offered for all shares, and such price per share is greater than the highest closing price for the common stock during the 12 month period immediately preceding the date on which the offer is commenced, represents a reasonable premium above the average of the closing prices for the five trading days immediately preceding the date on which the offer is commenced, is at least 80 percent cash (with any non-cash consideration consisting of common stock of the offeror), and is to be paid upon consummation of the offer;

•	if the consideration offered includes shares of common stock of the offeror, the offeror is a publicly owned United States corporation and its common stock is traded on either the New York Stock Exchange or The NASDAQ Stock Market (“NASDAQ”), no further stockholder approval is required to issue such common stock, no other class of voting stock of the offeror is outstanding, and the offeror shall permit the Company’s investment banking firm and legal counsel to have access to such offeror’s books, records, management, accountants and other advisers for the purpose of permitting such investment banking firm and such legal counsel to conduct a due diligence review to permit such investment banking firm to be able to render a fairness opinion with respect to the consideration being offered; the offer is accompanied by written financing commitments and/or the offeror has on hand cash or cash equivalents, for the full amount of all financing necessary to consummate the offer and follow-on merger;

•	the offer is subject to a non-waivable condition that a minimum of 90 percent of the outstanding common stock (other than those owned by the offeror) will be tendered and not withdrawn as of the offer’s expiration date;

•	the offer by its terms remains open for at least 60 business days and at least 10 business days after the date of any special meeting of shareholders called under the redemption provisions, plus 15 business days after any change in price or after any bona fide alternative offer for a higher consideration is made;

•	the offer is accompanied by a written opinion of a nationally recognized investment banking firm stating that the price to be paid to holders pursuant to the offer is fair and including any written presentation of such firm showing the analysis and range of values underlying such conclusion;

•	on or before the date the offer is commenced, such person makes an irrevocable written commitment to the Company (1) to acquire, within five business days following completion of the offer, all shares of common stock not beneficially owned by such person at the same cash price per share as paid in the offer, (2) not to amend its offer to reduce the price or otherwise change the terms in a way that is adverse to tendering shareholders, and (3) if the offer is not consummated, that such person will not make another offer for the common stock within one year if at least 85 percent of the common stock not owned by such person has not been tendered; and

•	the offer is subject only to the conditions specified in the definition and usual and customary terms and conditions, and is not subject to any financing, funding or similar condition, nor to any condition relating to completion of or satisfaction with any due diligence or similar investigation.

Amendments

The 2008 Rights Plan may be amended by the Board before the Distribution Date without the consent of the Right holders. After the Distribution Date, the Rights Plan may be amended by the Board to cure any ambiguity, to correct or supplement any provision which may be defective or inconsistent with any other provision, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or, subject to certain limitations, to shorten or lengthen any time period under the Rights Plan (other than a time period governing redemption at a time when the Rights are not redeemable).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE 2008 RIGHTS PLAN.

Item 3. RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of the Company is PricewaterhouseCoopers LLP, 650 Third Avenue South, Suite 1300, Minneapolis, MN 55402. PricewaterhouseCoopers LLP has performed auditing services for the Company since its appointment on May 31, 2002, which services have consisted of the annual audit and quarterly reviews of the consolidated financial statements of the Company and assistance and consultation in connection with filings with the SEC. All professional services rendered by PricewaterhouseCoopers LLP during 2007 were furnished at customary rates and terms.

It is anticipated that representatives of PricewaterhouseCoopers LLP will be present at the Meeting to respond to appropriate questions regarding the Company’s consolidated financial statements.

The Audit Committee has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year and the stockholders are being asked to ratify such appointment. The affirmative vote of the holders of at least a majority of the outstanding shares of the Company’s common stock represented and voting at the Meeting will be required for ratification of the appointment. In the event ratification does not pass, the Audit Committee will reconsider the appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

ANNUAL REPORT

The Company’s Annual Report to Stockholders, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2007 accompanies this Proxy Statement. The Form 10-K contains consolidated financial statements of the Company and its subsidiaries and the report thereon of PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.

PROPOSALS OF STOCKHOLDERS

Under certain circumstances, stockholders are entitled to present proposals at stockholder meetings. The 2009 Annual Meeting of Stockholders will be held on or about May 13, 2009. Proposals of stockholders intended to be included in the proxy materials for the 2009 Annual Meeting of Stockholders must be received by the Secretary of the Company, 3900 West Innovation Street, Sioux Falls, South Dakota 57107, by December 8, 2008 in a form that complies with the Company’s Bylaws and applicable requirements.

“HOUSEHOLDING” OF PROXY MATERIALS.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify the Company by sending a written request to LodgeNet Interactive Corporation at 3900 West Innovation Street, Sioux Falls, South Dakota 57107 Attention: Corporate Secretary or by calling the Company at (605) 988-1000.

OTHER BUSINESS

At the time this Proxy Statement was mailed, the Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Meeting, it is the intention of the Proxyholders to vote the shares represented thereby on such matters in accordance with the recommendations of the Board of Directors and authority to do so is included in the Proxy.

By Order of the Board of Directors,

James G. Naro,
Secretary

DATED: April 7, 2008

ANNEX 1

CODE OF BUSINESS CONDUCT AND ETHICS

1.  Complying With Law

All employees, officers and directors of LodgeNet Interactive Corporation (hereinafter the “Company”) should respect and comply with all of the laws, rules and regulations of the U.S. and other countries, and the states, counties, cities and other jurisdictions, in which the Company conducts its business or the laws, rules and regulations of which are applicable to the Company.

Such legal compliance should include, without limitation, compliance with the “insider trading” prohibitions applicable to the Company and its employees, officers and directors. Generally, employees, officers and directors who have access to or knowledge of confidential or non-public information from or about the Company are not permitted to buy, sell or otherwise trade in the Company’s securities, whether or not they are using or relying upon that information. This restriction extends to sharing or tipping others about such information, especially since the individuals receiving such information might utilize such information to trade in the Company’s securities. In addition, the Company has implemented trading restrictions to reduce the risk, or appearance, of insider trading. Company employees, officers and directors are directed to the Company’s Insider Trading Policy or to the Company’s Legal Department if they have questions regarding the applicability of such insider trading prohibitions.

This Code of Business Conduct and Ethics does not summarize all laws, rules and regulations applicable to the Company and its employees, officers and directors. Please consult the Company’s Legal Department and the Company’s Policies and Procedures or other guidelines the Company has prepared on specific laws, rules and regulations.

2.  Conflicts Of Interest

All employees, officers and directors of the Company should be scrupulous in avoiding a conflict of interest with regard to the Company’s interests. A “conflict of interest” exists whenever an individual’s private interests interfere or conflict in any way (or even appear to interfere or conflict) with the interests of the Company. A conflict situation can arise when an employee, officer or director takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively. Conflicts of interest may also arise when an employee, officer or director, or members of his or her family, receives improper personal benefits as a result of his or her position in the Company, whether received from the Company or a third party. Loans to, or guarantees of obligations of, employees, officers and directors and their respective family members may create conflicts of interest. Federal law prohibits loans to directors and executive officers.

It is almost always a conflict of interest for a Company employee to work simultaneously for a competitor, customer or supplier or to act as a consultant with respect to areas in which the Company conducts business. You are not allowed to work for a competitor in any capacity, including as a consultant or board member. The best policy is to avoid any direct or indirect business connection with our customers, suppliers or competitors, except on our behalf.

Conflicts of interest are prohibited as a matter of Company policy, except under guidelines approved by the Board of Directors or committees of the Board. Conflicts of interest may not always be clear-cut, so if you have a question, you should consult with your supervisor or the Company’s Legal Department. Any employee, officer or director who becomes aware of a conflict or potential conflict should bring it to the attention of your supervisor, manager or the Legal Department as well as consult the procedures described in this Code.

3.  Corporate Opportunity

Employees, officers and directors are prohibited from (a) taking for themselves personally opportunities that properly belong to the Company or are discovered through the use of corporate property, information or position; (b) using corporate property, information or position for personal gain; and (c) competing with the Company.

Employees, officers and directors owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

4.  Confidentiality

Employees, officers and directors of the Company must maintain the confidentiality of confidential information entrusted to them by the Company or its suppliers or customers, except when disclosure is authorized by the Legal Department or required by laws, regulations or legal proceedings. Whenever feasible, employees, officers and directors should consult the Law Department if they believe they have a legal obligation to disclose confidential information. Confidential information includes all non-public information that might be of use to competitors of the Company, or harmful to the Company or its customers if disclosed.

5.  Fair Dealing

Each employee, officer and director should endeavor to deal fairly with the Company’s customers, suppliers, competitors, officers and employees. None should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair dealing practice.

6.  Protection And Proper Use Of Company Assets

All employees, officers and directors should protect the Company’s assets and ensure their efficient use. Theft, carelessness, and waste have a direct impact on the Company’s profitability. All Company assets should be used in accordance with Company policy and procedure.

7.  Accounting Complaints

The Company’s policy is to comply with all applicable financial reporting and accounting regulations applicable to the Company. If any employee, officer or director of the Company has concerns or complaints regarding questionable accounting or auditing matters of the Company, then he or she is encouraged to submit those concerns or complaints (anonymously, confidentially or otherwise) to the Audit Committee of the Board of Directors (which will, subject to its duties arising under applicable law, regulations and legal proceedings, treat such submissions confidentially). Such submissions may be directed to the attention of the Audit Committee, or any director who is a member of the Audit Committee, at the principal executive offices of the Company. A list of the current members of the Audit Committee along with their contact information is available on GETINFO (Board of Director information can be found under the Info, Numbers & Stats subheading).

8.  Reporting Any Illegal Or Unethical Behavior

Employees are encouraged to talk their supervisors or the Legal Department about observed illegal or unethical behavior and, when in doubt, about the best course of action in a particular situation. Employees, officers and directors who are concerned that violations of this Code or that other illegal or unethical conduct by employees, officers or directors of the Company have occurred or may occur should either contact their supervisor or superiors. If they do not believe it appropriate or are not comfortable approaching their supervisors or superiors about their concerns or complaints, then they may contact either the Legal Department of the Company or the Audit Committee or the Governance Committee of the Board of Directors of the Company. If their concerns or complaints require confidentiality, including keeping their identity anonymous, then this confidentiality will be protected, subject to applicable law, regulation or legal proceedings. A listing of the current members of the Audit Committee and the Governance Committee, along with their contact information, is available on GETINFO (Board of Director information can be found under the Info, Numbers & Stats subheading).

9.  No Retaliation

The Company will not permit retaliation of any kind by or on behalf of the Company and its employees, officers and directors against good faith reports or complaints of violations of this Code or other illegal or unethical conduct. Additionally, the Company has adopted a Non-Retaliation Policy for Employees Who Report Violations of Law, which should be consulted if applicable.

10.  Public Company Reporting

As a public company, it is of critical importance that the Company’s filings with the Securities and Exchange Commission be accurate and timely. Depending on his/her position with the Company, an employee, officer or director may be called upon to provide necessary information to assure that the Company’s public reports are complete, fair and understandable. The Company expects employees, officers and directors to take this responsibility very seriously and to provide prompt accurate answers to inquiries related to the Company’s public disclosure requirements.

11.  Amendment, Modification And Waiver

This Code may be amended, modified or waived by the Board of Directors and waivers may also be granted by the Governance Committee, subject to the disclosure and other provisions of the Securities Exchange Act of 1934, as amended from time to time, and the rules thereunder and the applicable rules of NASDAQ.

12.  Gifts and Gratuities

The purpose of business entertainment and gifts in a commercial setting is to create good will and sound working relationships, not to gain unfair advantage with customers. No gift or entertainment should be offered, given, provided or accepted by any Company employee, family member of an employee or agent unless it: (1) is not a cash gift, (2) is consistent with customary business practices, (3) is not excessive in value, (4) cannot be construed as a bribe or payoff and (5) does not violate any laws or regulations. Please discuss with your supervisor or the Legal Department any gifts or proposed gifts which you are not certain are appropriate.

13.  Records and Books

All of the Company’s books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect the Company’s transactions and must conform to applicable legal requirements, Generally Accepted Accounting Principles and to the Company’s system of internal controls. Unrecorded or “off the books” funds or assets should not be maintained ~~unless permitted by applicable law or regulation.~~ The foregoing is not intended to prevent the application of GAAP principles regarding such matters as whether a particular item must be recorded on the Company’s balance sheet.

14.  Record Retention

Records should be retained or destroyed according to the Company’s record retention policies, which policies are available in the Company’s Policy Manual or from the Company’s Legal Department. In the event of actual or threatened litigation, the Legal Department may issue instructions to retain any or all documents or records (including but not limited to electronic records) which may be relevant to such litigation. Such instructions should be followed, even if the normal retention policies would permit such documents to be destroyed. In accordance with those policies, in the event of litigation or governmental investigation please consult the Company’s Legal Department.

ANNEX 2

LODGENET INTERACTIVE CORPORATION,
a Delaware corporation,
and
COMPUTERSHARE INVESTOR SERVICES, LLC,
a Delaware Limited Liability Company,
Rights Agent
Rights Agreement
Dated as of February 28, 2008

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RIGHTS AGREEMENT

THIS RIGHTS AGREEMENT is dated as of February 28, 2008 between LODGENET INTERACTIVE CORPORATION, a Delaware corporation (the “Company”), and COMPUTERSHARE INVESTOR SERVICES, LLC, a Delaware Limited Liability Company (the “Rights Agent”).

W I T N E S S E T H:

WHEREAS, the Board of Directors of the Company (the “Board of Directors”) (a) authorized and declared a dividend distribution of one Right (as hereinafter defined) for each share of Common Stock, par value $.01 per share, of the Company (the “Common Stock”) outstanding as of the close of business on February 28, 2008 (the “Record Date”), and (b) authorized the issuance of one Right (subject to adjustment as provided herein) for each share of Common Stock of the Company issued between the Record Date and the earlier of the Distribution Date and the Expiration Date, as such terms are hereinafter defined (with Rights also to be issued in connection with certain issuances of Common Stock after the Distribution Date, as provided more fully herein), each Right representing the right to purchase one one-thousandth of a share of Series A Participating Preferred Stock, par value $.01 per share, of the Company (“Preferred Stock”) having the rights, powers and preferences set forth in the form of Certificate of Designation previously filed with the Delaware Secretary of State (“Certificate of Designation”), upon the terms and subject to the conditions hereinafter set forth (the “Rights”);

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties hereby agree as follows:

1.  CERTAIN DEFINITIONS.  For purposes of this Agreement, the following terms have the meanings indicated:

(a) “Acquiring Person” shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates (as such term is hereinafter defined) and Associates (as such term is hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of securities representing twenty percent (20%) or more of the shares of Common Stock then outstanding or who was such a Beneficial Owner at any time on or after the date hereof, whether or not such Person continues to be the Beneficial Owner of securities representing twenty percent (20%) or more of the outstanding shares of Common Stock. Notwithstanding the foregoing,

(i) in no event shall a Person who or which, together with all Affiliates and Associates of such Person, is the Beneficial Owner of less than twenty percent (20%) of the Company’s outstanding shares of Common Stock become an Acquiring Person solely as a result of a reduction of the number of shares of outstanding Common Stock, including repurchases of outstanding shares of Common Stock by the Company, which reduction increases the percentage of outstanding shares of Common Stock beneficially owned by such Person (provided that any subsequent increase in the amount of Common Stock beneficially owned by such Person after such Person becomes aware that such Person is the Beneficial Owner of twenty percent (20%) or more of the then outstanding shares of Common Stock, together with all Affiliates and Associates of such Person acquiring beneficial ownership of additional shares of Common Stock which in the aggregate represent more than one percent (1%) of the shares of Common Stock outstanding, without the prior written approval of the Board of Directors shall cause such Person to be an Acquiring Person);

(ii) the term Acquiring Person shall not mean (A) the Company, (B) any subsidiary (as such term is hereinafter defined) of the Company, (C) any employee benefit plan of the Company or any of its subsidiaries, (D) any entity holding securities of the Company organized, appointed or established by the Company or any of its subsidiaries for or pursuant to the terms of any such plan, or (E) any underwriter acting in good faith in a firm commitment underwriting of an offering of the Company’s securities pursuant to arrangements with the Company which have been approved by the Board of Directors (HOWEVER, the exception provided by this clause (E) shall no longer be available in the event that any such underwriter is otherwise an Acquiring Person on or after the date which is forty (40) days after the date of initial acquisition of the Company’s securities by such underwriter in connection with such offering);

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(iii) no Person shall be deemed to be an Acquiring Person if: (A) such Person has reported or is required to report such ownership (but less than twenty-five percent (25%)) on Schedule 13G under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (or any comparable or successor report), or any Schedule 13D under the Exchange Act (or any comparable or successor report) and any such report filed (or required to be filed) by such Person does not (or would not) state any intention to or reserve the right to control or influence the management or policies of the Company or engage in any of the actions specified in Item 4 (or any comparable or successor Item) of such Schedule 13D (other than the disposition of Common Stock); (B) either (1) within ten (10) Business Days of being requested by the Company to advise the Company regarding the same, such Person certifies in writing to the Company that such Person acquired Beneficial Ownership of securities representing shares of Common Stock in excess of twenty percent (20%) inadvertently or without knowledge of the terms of the Rights, or (2) the Board of Directors determines in good faith that such Person has become an Acquiring Person inadvertently; (C) such Person divests as promptly as practicable a sufficient number of securities representing shares of Common Stock so that such Person shall not be deemed to be an Acquiring Person pursuant to the first sentence of this Section 1(a); and (D) promptly following such Person’s divestiture of such securities, such Person certifies to the Board of Directors that such Person is no longer an Acquiring Person as defined pursuant to the first sentence of this Section 1(a); and

(iv) the term Acquiring Person shall not mean any Person who or which has entered into any agreement or arrangement with the Company or any subsidiary of the Company providing for an Acquisition Transaction (as hereinafter defined).

(b) “Acquisition Transaction” shall mean (i) a merger, consolidation or similar transaction involving the Company or any of its subsidiaries as a result of which stockholders of the Company will no longer own a majority of the outstanding shares of (A) Common Stock of the Company or a publicly-traded entity which controls the Company or, (B) if appropriate, the entity into which the Company may be merged, consolidated or otherwise combined (based solely on the shares of Common Stock received or retained by such stockholders, in their capacity as stockholders of the Company, pursuant to such transaction); (ii) a purchase or other acquisition of all or a substantial portion of the assets of the Company and its subsidiaries; or (iii) a purchase or other acquisition of securities representing twenty percent (20%) or more of the shares of Common Stock then outstanding.

(c) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement.

(d) A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own,” any securities:

(i) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, other rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” (A) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for payment or exchange; (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event (as hereinafter defined); or (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event, which Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date (as hereinafter defined) or pursuant to Section 3(a) or Section 23 hereof (the “Original Rights”) or pursuant to Section 11(a)(i) hereof in connection with an adjustment made with respect to any Original Rights;

(ii) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security under this subparagraph (ii) as the result

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of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations of the Exchange Act, and (B) is not reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

(iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to subparagraph (ii) of this paragraph (d)) or disposing of any voting securities of the Company; provided, however, that nothing in this paragraph (d) shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition, and then only if such securities continue to be owned by such Person at such expiration of forty (40) days; and provided further, however, that any stockholder of the Company, with affiliate(s), associate(s) or other person(s) who may be deemed representatives of it serving as director(s) of the Company, shall not be deemed to beneficially own securities held by other Persons as a result of (A) persons affiliated or otherwise associated with such stockholder serving as directors or taking any action in connection therewith; (B) discussing the status of its shares with the Company or other stockholders of the Company similarly situated; or (C) voting or acting in a manner similar to other stockholders similarly situated, absent a specific finding by the Board of Directors of an express agreement among such stockholders to act in concert with one another as stockholders so as to cause, in the good faith judgment of the Board of Directors, each such stockholder to be the Beneficial Owner of the shares held by the other stockholder(s).

(e) “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of Delaware are authorized or obligated by law or executive order to close.

(f) The term “close of business” on any given date shall mean 5 P.M., Eastern time, on such date; provided, however, that if such date is not a Business Day it shall mean 5 P.M., Eastern time, on the next succeeding Business Day.

(g) “Common Stock” shall mean the Common Stock, par value $.01 per share, of the Company, except that “Common Stock” when used with reference to stock issued by any Person other than the Company shall mean the capital stock with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person or, if such Person is a subsidiary of another Person, of the Person which ultimately controls such first-mentioned Person and which has issued and outstanding such capital stock, equity securities or equity interests.

(h) “Final Expiration Date” shall mean February 28, 2018; provided, however, that, if a Distribution Date has not occurred prior thereto, the Final Expiration Date shall mean the earliest to occur of any of the following if and to the extent such events occur: (i) February 28, 2009, in the event this Agreement is not approved by the holders of a majority of shares of Common Stock present in person or represented by proxy and entitled to vote on the subject matter (excluding the vote of any Acquiring Person) at a duly called meeting of stockholders or any adjournment or postponement thereof, at which a quorum is present, prior to such date; and (ii) the date of any Company annual stockholders’ meeting following the meeting in 2008 in the event that at least three successive such meetings shall have occurred at any time following the meeting in 2008 without this Agreement being ratified at least once by the Company’s stockholders, as well as the Board, during the three-year period represented by such meetings (inclusive in such three-year period, for this purpose, of the date on which the third such meeting takes place).

(i) “Person” shall mean any individual, firm, corporation, partnership, limited liability company, joint venture, association, trust or other entity.

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(j) “Preferred Stock” shall mean the Series A Participating Preferred Stock, par value $.01 per share, of the Company, and to the extent that there are not sufficient numbers of shares of Series A Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Participating Preferred Stock.

(k) “Qualified Offer” shall mean a tender offer for all outstanding shares of Common Stock not already beneficially owned by the Person making the offer that meets all of the following requirements on the date on which the Qualified Offer is commenced (for purposes of this definition, the “date on which the Qualified Offer is commenced” shall be determined within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act) and immediately prior to the consummation of the Qualified Offer:

(i) the same per share price and consideration is offered for all shares of Common Stock in the Qualified Offer, provided that such per share price and consideration is greater than the highest reported market price for the Common Stock during the twelve (12) month period immediately preceding the date on which the Qualified Offer is commenced and represents a premium above the average of the closing prices (as determined pursuant to Section 11(d)(i) hereof) for the five (5) Trading Days immediately preceding the date on which the Qualified Offer is commenced;

(ii) the consideration is at least eighty percent (80%) cash (and any non-cash portion is comprised of shares of common stock of the offering Person that are listed on either the New York Stock Exchange or The Nasdaq Stock Market LLC, such consideration to be adjusted to reflect any decrease in the value of such shares prior to the consummation of the Qualified Offer) and is to be paid upon consummation of the Qualified Offer for all shares of Common Stock tendered or exchanged in the Qualified Offer;

(iii) in the case of a Qualified Offer that includes shares of common stock of the offering Person, (A) the value of such shares for purposes of this definition shall be the lower of (1) the average of the last sale prices (regular way) of such shares reported in the principal consolidated transaction reporting system with respect to such shares for the five (5) Trading Days immediately preceding the date of any determination, and (2) the lowest reported market price for common stock of the offering Person during the five (5) Trading Days immediately preceding the date on which the offer is commenced, (B) the offering Person is a publicly owned corporation organized under the federal laws of the United States or the state laws of any of the fifty (50) states or the District of Columbia, and its common stock is listed or admitted to trading on a national securities exchange, (C) no stockholder approval of the offering Person is required to issue such common stock, or, if required, has already been obtained, (D) no other class of voting stock of the offering Person is outstanding, and (E) the offering Person shall permit a nationally recognized investment banking firm retained by the Board of Directors and legal counsel designated by the Company to have access to such offering Person’s books, records, management, accountants and other appropriate outside advisers for the purposes of permitting such investment banking firm and such legal counsel to conduct a due diligence review of the offering Person in order to permit such investment banking firm (relying as appropriate on the advice of such legal counsel) to be able to render an opinion to the Board of Directors with respect to whether the consideration being offered to the Company’s stockholders is fair;

(iv) on or prior to the date on which the Qualified Offer is commenced, such offering Person:

(A) has on hand cash or cash equivalents for the full amount necessary to consummate such offer and has irrevocably committed in writing to the Company to utilize such cash or cash equivalents for purposes of such offer if consummated and to set apart and maintain available such cash or cash equivalents for such purposes until the offer is consummated or withdrawn; or

(B) has all financing in the full amount necessary to consummate such offer and has: (1) entered into, and provided to the Company certified copies of, definitive financing agreements (including exhibits and related documents) for funds for such offer which, when added to the amount of cash and cash equivalents available, committed in writing, set apart and maintained in the same manner as described in clause (A) above, are in an amount not less than the full amount necessary to

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consummate such offer, which agreements are with one or more responsible financial institutions or other entities having the necessary financial capacity and ability to provide such funds, constitute firm, unqualified commitments to provide the funding described above without market or company maximum limitations, and are subject only to customary terms and conditions (which shall in no event include conditions requiring access by such financial institutions to non-public information to be provided by the Company, conditions based on the accuracy of any information concerning the Company, or conditions requiring the Company to make any representations, warranties or covenants in connection with such financing), and (2) provided to the Company copies of all written materials prepared by such Person for such financial institutions in connection with entering into such financing agreements; provided that, “the full amount necessary to consummate such offer” in either clause (A) or (B) above shall be an amount sufficient to pay for all shares of Common Stock outstanding on a fully diluted basis the consideration pursuant to the offer and the second-step transaction required by clause (viii) below and all related expenses;

(v) such offer is conditioned on receiving a minimum of at least ninety percent (90%) of the outstanding shares of Common Stock (other than those owned by the offering Person and its Affiliates or Associates) being tendered and not withdrawn as of the Qualified Offer’s expiration date, which condition shall not be waivable;

(vi) prior to or on the date that such offer is commenced, the Company shall have received an irrevocable written commitment of the offering Person that the offer will remain open for at least sixty (60) days and, if a Special Meeting is duly requested in accordance with Section 24(a)(iii), for at least ten (10) Business Days after the date of the Special Meeting or, if no Special Meeting is held within ninety (90) Business Days following receipt of the Special Meeting Notice in accordance with Section 24(a)(iii), for at least ten (10) Business Days following such ninety (90) Business Day period;

provided, however, that (x) if there is any increase in the price of such offer, such offer must remain open for at least an additional fifteen (15) Business Days after the last such increase, (y) such offer must remain open for at least fifteen (15) Business Days after the date that any bona fide alternative offer is made which, in the opinion of one or more investment banking firms designated by the Company, provides for consideration per share in excess of that provided for in such offer, and (z) such offer must remain open for at least fifteen (15) Business Days after the date, if any, on which such offering Person reduces the per share price offered in accordance with clause (viii)(B) below (provided, in the case of each of clauses (x),(y) and (z) above, in no event will such Qualified Offer have been outstanding for less than sixty (60) days);

provided further, however, that such offer need not remain open, as a result of this clause (vi), beyond (1) the time which any other offer satisfying the criteria for a Qualified Offer is then required to be kept open under this clause (vi), or (2) the scheduled expiration date, as such date may be extended by public announcement on or prior to the then scheduled expiration date, of any other tender offer for shares of Common stock with respect to which the Board of Directors has agreed to redeem the Rights immediately prior to acceptance for payment of shares of Common Stock thereunder (unless such other offer is terminated prior to its expiration without any shares of Common Stock having been purchased thereunder);

(vii) such offer is accompanied by a written opinion, in customary form, of a nationally recognized investment banking firm which is addressed to the Company and the holders of shares of Common Stock (other than such offering Person) and states that the price to be paid to holders pursuant to the offer is fair from a financial point of view to such holders and includes any written presentation of such firm showing the analysis and range of values underlying such conclusions and such written opinion and any such presentation is updated and provided to the Company within two (2) Business Days prior to the date such offer is consummated;

(viii) prior to or on the date that such Qualified Offer is commenced, such offering Person makes an irrevocable written commitment to the Company and, with respect to clause (A) to the Company’s stockholders,

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(A) to consummate a transaction or transactions promptly upon the completion of such Qualified Offer (and in no event later than five (5) Business Days thereafter), whereby all shares of Common Stock not purchased in such Qualified Offer will be acquired at the same cash price per share paid in such Qualified Offer,

(B) that the offering Person will not make any amendments to the Qualified Offer to reduce the offer consideration, or otherwise change the terms of the Qualified Offer in a way that is adverse to a tendering stockholder (other than a reduction to reflect any dividend declared by the Company, other than a regular quarterly dividend, after the commencement of such Qualified Offer or any material change in the capital structure of the Company initiated by the Company after the commencement of such Qualified Offer, whether by way of reclassification, recapitalization, reorganization, repurchase or otherwise), and

(C) if the Qualified Offer is not consummated, that neither such offering Person nor any of its Affiliates or Associates will make any offer for or purchase any equity securities of the Company for a period of one (1) year after the commencement of the original offer if such original offer does not result in the tender of at least eighty-five percent (85%) of the outstanding shares of Common Stock not owned by such offering Person (including its Affiliates and Associates), unless another tender offer by another party for all outstanding shares of Common Stock is commenced that (a) constitutes a Qualified Offer (in which event, any new offer by such offering Person or of any Affiliates or Associates must be at a price no less than that provided for in such original offer) or (b) is approved by the Board of Directors (in which event, any new offer by such offering Person or of any of its Affiliates or Associates must be at a price no less than that provided for in such approved offer); and

(ix) in addition to each of the requirements set forth above, the Qualified Offer is subject only to the conditions required in this definition and other customary terms and conditions, and is not subject to any financing, funding or similar condition, nor any condition relating to completion of or satisfaction with any due diligence or similar investigation.

(l) “Section 11(a)(ii) Event” shall mean any event described in Section 11(a)(ii) hereof.

(m) “Section 13 Event” shall mean any event described in Section 13(a) hereof.

(n) “Stock Acquisition Date” shall mean the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such.

(o) A “subsidiary” of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or voting interests is owned, directly or indirectly, by such Person, or which is otherwise controlled by such Person.

(p) “Trading Day” shall mean a day on which the national securities exchange on which the shares of Common Stock of the Company or shares of stock of another Person, as applicable, are principally listed or admitted to trading or quoted is open for the transaction of business or, if the shares of Common Stock of the Company or shares of stock of another Person, as applicable, are not listed or admitted to trading or quoted on any national securities exchange, a Business Day.

(q) “Triggering Event” shall mean any Section 11(a)(ii) Event or Section 13 Event.

(r) “Voting power” shall mean the voting power of all securities of the Company then outstanding and generally entitled to vote for the election of directors of the Company.

2.  APPOINTMENT OF RIGHTS AGENT.  The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and in no event be liable for, the acts or omissions of any such

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co-Rights Agent. In the event the Company appoints one or more Co-Rights Agents, the respective duties of the Rights Agents and any Co-Rights Agents shall be as the Company shall determine.

3.  ISSUE OF RIGHTS CERTIFICATES.

(a) Until the earlier of (i) the close of business on the tenth (10th) Business Day after the Stock Acquisition Date, or (ii) the close of business on the tenth (10th) Business Day (or such later date as the Board of Directors shall determine) after the date of the commencement of a tender offer or exchange offer by any Person (other than the Company, any subsidiary of the Company, any employee benefit plan of the Company or any of its subsidiaries, or any Person or entity organized, appointed or established by the Company or any of its subsidiaries for or pursuant to the terms of any such plan) within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, or any successor provision thereto, if upon consummation thereof, such Person would become an Acquiring Person (the earliest of (i) and (ii) being herein referred to as the “Distribution Date”), (A) the Rights shall be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and (B) the Rights (and the right to receive certificates therefor) shall be transferable only in connection with the transfer of the underlying shares of Common Stock. As soon as practicable after the Distribution Date, the Rights Agent shall send, by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, a certificate for Rights, in substantially the form of Exhibit A hereto (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(n) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 15(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights shall be evidenced solely by such Rights Certificates.

The Company will make available, as soon as practicable following the date hereof, a Summary of Rights, in substantially the form attached hereto as Exhibit B (the “Summary of Rights”), to any holder of Rights who may so request from time to time prior to the Final Expiration Date. With respect to certificates for the Common Stock issued at any time after the Record Date and until the Distribution Date (or earlier redemption, expiration or termination of the Rights), the Rights shall be evidenced by such certificates for the Common Stock together with the Summary of Rights and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the Distribution Date (or earlier redemption, expiration or termination of the Rights), the surrender for transfer of any of the certificates for the Common Stock outstanding at any time after the Record Date, even without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

(b) Certificates issued for Common Stock (including, without limitation, certificates issued upon transfer or exchange of Common Stock) after the Record Date, but prior to the earlier of the Distribution Date or the Expiration Date (as such term is hereinafter defined), shall be deemed also to be certificates for Rights, and shall have impressed, printed, stamped, written or otherwise affixed onto them the following legend:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between LodgeNet Interactive Corporation (the “Company”) and the Rights Agent thereunder dated as of February 28, 2008 (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may expire, or may be evidenced by separate Certificates and will no longer be evidenced by this Certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge within five Business Days after receipt of a written request therefor. Under certain circumstances, Rights

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issued to Acquiring Persons (as defined in the Rights Agreement) or certain related Persons and any subsequent holder of such Rights may become null and void.

With respect to such certificates containing the foregoing legend, until the Distribution Date (or earlier redemption, expiration or termination of the Rights), the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

4.  FORM OF RIGHTS CERTIFICATES.

(a) The Rights Certificates (and the forms of election to purchase shares and of assignment and certificates to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit A hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or interdealer quotation system on which the Rights may from time to time be listed or traded, or to conform to usage. Subject to the provisions of Section 11 and Section 23 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date, and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price per one one-thousandth of a share set forth therein (the “Purchase Price”), but the number of such shares and the Purchase Price shall be subject to adjustment as provided herein.

(b) Any Rights Certificate issued pursuant to Section 3(a) hereof that represents Rights beneficially owned by an Acquiring Person or any Associate or Affiliate thereof and any Rights Certificate issued at any time upon the transfer of any Rights to such an Acquiring Person or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate, and any Rights Certificate issued pursuant to Section 6 or Section 11 upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain the following legend:

The Rights represented by this Rights Certificate were issued to a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person, as such terms are defined in the Rights Agreement. This Rights Certificate and the Rights represented hereby may become void under the circumstances specified in Section 7(e) of the Rights Agreement.

The provisions of Section 7(e) of this Rights Agreement shall be operative whether or not the foregoing legend is contained on any such Rights Certificate.

5.  COUNTERSIGNATURE AND REGISTRATION.  The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, any Vice Chairman of the Board, its President, Chief Operating Officer or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the Person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such Person was not such an officer.

Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its office designated for such purpose, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the

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names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

6.  TRANSFER, SPLIT UP, COMBINATION AND EXCHANGE OF RIGHTS CERTIFICATES; MUTILATED, DESTROYED, LOST OR STOLEN RIGHTS CERTIFICATES.   Subject to the provisions of Sections 7(e), 7(f) and 15 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Rights Certificates, entitling the registered holder to purchase a like number of shares of Preferred Stock as the Rights Certificate or Rights Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Rights Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

Subject to the provisions of Sections 7(e), 7(f) and 15 hereof, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate and such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company shall execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

7.  EXERCISE OF RIGHTS; PURCHASE PRICE; EXPIRATION DATE OF RIGHTS.

(a) The registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part upon presentation of the Rights Certificate, with the appropriate form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office of the Rights Agent, together with payment of the Purchase Price for each one one-thousandth of a share of Preferred Stock (or such other number of shares or other securities) as to which the Rights are exercised at any time after the Distribution Date, provided that such exercise also occurs at or prior to the earliest of (i) the close of business on the Final Expiration Date, (ii) the time at which the Rights are redeemed as provided in Section 24 hereof, (iii) the consummation of a transaction contemplated by Section 13(d) hereof, or (iv) the time at which the Rights are exchanged as provided in Section 24(c) hereof (the earliest time of (i), (ii), (iii), or (iv) being the “Expiration Date”). Notwithstanding any other provision of this Agreement, any Person who prior to the Distribution Date becomes a record holder of shares of Common Stock may exercise all of the rights of a registered holder of a Rights Certificate with respect to the Rights associated with such shares of Common Stock in accordance with and subject to the provisions of this Agreement, including the provisions of Section 7(e) hereof, as of the date such Person becomes a record holder of shares of Common Stock.

(b) The Purchase Price for each one one-thousandth share of Preferred Stock pursuant to the exercise of a Right shall initially be $60.00, shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

(c) Upon receipt of a Rights Certificate representing exercisable Rights, with the appropriate form of election to purchase duly executed, accompanied by payment of the Purchase Price for the shares (or other securities or property) to be purchased and an amount equal to any applicable transfer tax (as determined by the Rights Agent) in cash, or by certified check or bank draft payable to the order of the Company, the Rights Agent shall, subject to Section 21(k), thereupon promptly (i)(A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent) certificates for the number of shares of Preferred Stock to be purchased, and the Company hereby irrevocably authorizes its

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transfer agent to comply with all such requests, or (B) if the Company, in its sole discretion, shall have elected to deposit the shares of Preferred Stock issuable upon exercise of the Rights hereunder into a depositary, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company shall direct the depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash, if any, to be paid in lieu of issuance of fractional shares in accordance with Section 15, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) when appropriate, after receipt promptly deliver such cash to or upon the order of the registered holder of such Rights Certificate. In the event that the Company is obligated to issue other securities of the Company, and/or distribute other property pursuant to Section 11(a), the Company shall make all arrangements necessary so that such other securities and/or property are available for distribution by the Rights Agent, if and when appropriate. In addition, in the case of an exercise of the Rights by a holder pursuant to Section 11(a)(ii), the Rights Agent shall return such Rights Certificate to the registered holder thereof after imprinting, stamping or otherwise indicating thereon that the rights represented by such Rights Certificate no longer include the rights provided by Section 11(a)(ii) of the Rights Agreement and if less than all the Rights represented by such Rights Certificate were so exercised, the Rights Agent shall indicate on the Rights Certificate the number of Rights represented thereby which continue to include the rights provided by Section 11(a)(ii). The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

(d) In case the registered holder of any Rights Certificate shall exercise (except pursuant to Section 11(a)(ii)) less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Rights Certificate or to such registered holder’s duly authorized assigns, subject to the provisions of Section 15 hereof.

(e) Notwithstanding anything in this Agreement to the contrary, if there occurs any Triggering Event, then any Rights that are or were on or after the Distribution Date beneficially owned by an Acquiring Person or any Associate or Affiliate of an Acquiring Person shall become null and void, without any further action, and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. Without limiting the foregoing sentence, Rights held by the following Persons shall be null and void without any further action: (i) any direct or indirect transferee of any Rights that are or were on or after the Distribution Date beneficially owned by an Acquiring Person or any Associate or Affiliate of an Acquiring Person; (ii) any direct or indirect transferee of any Rights that were on or before the Distribution Date beneficially owned by an Acquiring Person or any Associate or Affiliate of an Acquiring Person if the transferee received such Rights, directly or indirectly, (A) from an Acquiring Person or any Associate or Affiliate of an Acquiring Person (x) as a result of a distribution by such Acquiring Person or any Associate or Affiliate of an Acquiring Person to holders of its equity securities or similar interests (including, without limitation, partnership interests) or (y) pursuant to any continuing agreement, arrangement or understanding with respect to the Rights or (B) in a transfer (or series of transfers) which the Board of Directors determines is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this Section 7(e); and (iii) subsequent transferees of Persons referred to in the foregoing clauses (i) and (ii) as well as this clause (iii). The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) are complied with, but shall have no liability to any holder of Rights or any Rights Certificate or to any other Person as a result of the Company’s failure to make any determination with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

(f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless the certificate contained in the appropriate form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise shall

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have been properly completed and duly executed by the registered holder thereof and the Company shall have been provided with such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

8.  CANCELLATION AND DESTRUCTION OF RIGHTS CERTIFICATES.  All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

9.  RESERVATION AND AVAILABILITY OF PREFERRED STOCK.  The Company covenants and agrees that it shall cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock, or any authorized and issued shares of Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights and, after the occurrence of a Triggering Event, shall so reserve and keep available a sufficient number of shares of Common Stock (and/or other securities) which may be required to permit the exercise in full of the Rights pursuant to this Agreement.

So long as the shares of Preferred Stock (and, after the occurrence of a Triggering Event, any other securities) issuable upon the exercise of the Rights may be listed on any national securities exchange or national quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares (or other securities) reserved for such issuance to be listed on such exchange or system upon official notice of issuance upon such exercise.

The Company covenants and agrees that it shall take all such action as may be necessary to ensure that all shares of Preferred Stock and/or other securities delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares or other securities (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares or securities.

The Company further covenants and agrees that it shall pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates or of any certificates for shares of Preferred Stock and/or other securities upon the exercise of Rights. The Company shall not, however, be required to (i) pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or in respect of the issuance or delivery of the shares of Preferred Stock and/or other securities in a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or (ii) issue or deliver any certificates for shares of Preferred Stock and/or other securities in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.

The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of: (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the date of the expiration of the Rights. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this paragraph, the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the

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exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension has been rescinded. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law, or a registration statement shall not have been declared effective.

10.  PREFERRED STOCK RECORD DATE.  Each Person in whose name any certificate for shares of Preferred Stock (or other securities) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock (or other securities) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly presented and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such presentation and payment is a date upon which the Preferred Stock (or other securities) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or other securities) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate, as such, shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

11.  ADJUSTMENT OF PURCHASE PRICE, NUMBER AND KIND OF SHARES OR NUMBER OF RIGHTS.  The Purchase Price, the number of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and in Section 7(e), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of capital stock and other securities which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

(ii) Subject to Section 24 of this Agreement, in the event any Person shall become an Acquiring Person (except pursuant to a tender or exchange offer for all outstanding shares of Common Stock at a price and on terms determined by at least a majority of the members of the Board of Directors who are not officers of the Company and are not representatives or nominees of Acquiring Persons or Affiliates or Associates thereof to be in the best interests of the Company and its stockholders (other than the Person or an Affiliate or Associate thereof on whose behalf the offer is being made) that the price offered is fair to stockholders and not inadequate (taking into account all factors which such members of the Board of Directors deem relevant, including, without limitation, prices which could reasonably be achieved if the Company or its assets were sold on an orderly basis designed to realize maximum value), after receiving advice from one or more nationally recognized investment banking firms (a “Permitted Offer”)), unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a) hereof, then, promptly following the first occurrence of an event described in this Section 11(a)(ii), proper provision shall be made so that each holder of

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a Right, except as provided in Section 7(e) hereof, shall have a right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of shares of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable (prior to any adjustment required pursuant to this Section 11(a)(ii)) and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by fifty percent (50%) of the current market price per one share of Common Stock (determined pursuant to Section 11(d)) on the date of the occurrence of the event set forth in this subparagraph (ii) (such shares, as adjusted as provided in this Section 11(a)(ii), being referred to as the “Adjustment Shares”).

(iii) In the event that the number of shares of Common Stock which is authorized by the Company’s Certificate of Incorporation, as amended, but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with foregoing subparagraph (ii) of this Section 11(a), the Company shall (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock, such as the Preferred Stock, which the Board of Directors has deemed to have essentially the same value or economic rights as shares of Common Stock (such shares of preferred stock being referred to as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board of Directors based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later to occur of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 24(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term “Spread” shall mean the excess of (i) the Current Value over (ii) the Purchase Price. If the Board of Directors determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the “Substitution Period”). To the extent the Company determines that action should be taken pursuant to the first and/or third sentences of this Section 11(a)(iii), the Company (1) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the current market price (as determined pursuant to Section 11(d) hereof) per share of Common Stock on the Section 11(a)(ii) Trigger Date and the per share or per unit value of any common stock equivalent shall be deemed to equal the current market price per share of the Common Stock on such date.

(b) If the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Preferred Stock (or shares having the same or more favorable rights,

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privileges and preferences as the Preferred Stock (“equivalent preferred stock”)) or securities convertible into Preferred Stock or equivalent preferred stock at a price per share of Preferred Stock or per share of equivalent preferred stock (or having a conversion price per share, if a security convertible into Preferred Stock or equivalent preferred stock) less than the current market price (as defined in Section 11(d)) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or equivalent preferred stock to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be determined reasonably and with good faith to the holders of Rights by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and conclusive for all purposes. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) If the Company shall fix a record date for the making of a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current market price (as defined in Section 11(d)) per share of Preferred Stock on such record date, less the fair market value (as determined reasonably and with good faith to the holders of Rights by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and conclusive for all purposes) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants distributable in respect of one share of Preferred Stock and the denominator of which shall be the current market price (as defined in Section 11(d)) per share of the Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would be in effect if such record date had not been fixed.

(d) (i) For the purpose of any computation hereunder, other than as provided in Section 11(a)(iii), the “current market price” per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the thirty (30) consecutive Trading Days immediately prior to such date; provided, however, that in the event that the current per share market price of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Stock, and prior to the expiration of thirty (30) Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the “current market price” shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction

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reporting system with respect to securities listed on the principal national securities exchange (including The Nasdaq Stock Market LLC) on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or quoted on a national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Over the Counter Bulletin Board or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined reasonably and with good faith by the Board of Directors shall be used and shall be binding on the Rights Agent. If the Common Stock is not publicly held or not so listed or traded, “current market price” per share shall mean the fair value per share determined reasonably and with good faith to the holders of Rights by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent.

(ii) For the purpose of any computation hereunder, the “current market price” per share (or one one-thousandth of a share) of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in Section 11(d)(i) (other than the last sentence thereof). If the current market price per share (or one one-thousandth of a share) of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in Section 11(d)(i), the “current market price” per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalization with respect to the Common Stock occurring after the date of this Agreement) multiplied by the current market price per share of the Common Stock and the “current market price” per one one-thousandth of a share of Preferred Stock shall be equal to the current market price per share of the Common Stock (as appropriately adjusted). If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, “current market price” per share shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share or one-millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which mandates such adjustment or (ii) the Expiration Date.

(f) If as a result of any provision of Section 11(a) or Section 13(a), the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10, 13 and 15 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of shares of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase,

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at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one-millionth) obtained by (i) multiplying (x) the number of one one-thousandths of a share of Preferred Stock covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of shares of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one millionth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) Business Days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 15 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or the number of shares of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of shares which were expressed in the initial Rights Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the shares of Preferred Stock, Common Stock or other securities issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock, Common Stock or other securities at such adjusted Purchase Price. If upon any exercise of the Rights, a holder is to receive a combination of Common Stock and common stock equivalents, a portion of the consideration paid upon such exercise, equal to at least the then par value of a share of Common Stock of the Company, shall be allocated as the payment for each share of Common Stock of the Company so received.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date the shares of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the shares of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m) Anything to the contrary in this Section 11 notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or

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subdivision of the Preferred Stock, issuance wholly for cash of any shares of Preferred Stock at less than the current market price, issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, stock dividends or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(n) Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the date of this Agreement and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the outstanding Common Stock, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

(o) The exercise of Rights under Section 11(a)(ii) shall only result in the loss of rights under Section 11(a)(ii) to the extent so exercised and shall not otherwise affect the rights represented by the Rights under this Rights Agreement, including the rights represented by Section 13.

12.  CERTIFICATE OF ADJUSTED PURCHASE PRICE OR NUMBER OF SHARES.  Whenever an adjustment is made as provided in Section 11 or 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Preferred Stock and the Common Stock a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any adjustment unless and until it shall have received such certificate. Notwithstanding the foregoing provisions of this Section 12, the failure of the Company to make such certification or give such notice shall not affect the validity of or the force or effect of the requirement for such adjustment.

13.  CONSOLIDATION, MERGER OR SALE OR TRANSFER OF ASSETS, CASH FLOW OR EARNING POWER.

(a) In the event that, following the Stock Acquisition Date, directly or indirectly, (i) the Company shall consolidate with, or merge with and into, any other Person; (ii) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger (other than, in the case of either transaction described in (i) or (ii), a merger or consolidation which would result in all of the voting power represented by the securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into securities of the surviving entity) all of the voting power represented by the securities of the Company or such surviving entity outstanding immediately after such merger or consolidation and the holders of such securities not having changed as a result of such merger or consolidation); or (iii) the Company shall sell or otherwise transfer (or one or more of its subsidiaries shall sell or otherwise transfer), in one or more transactions, assets, cash flow or earning power aggregating more than fifty percent (50%) of the assets or earning power of the Company and its subsidiaries (taken as a whole) to any other Person, then, and in each such case, proper provision shall be made so that (A) following the Distribution Date, each holder of a Right (other than as provided in Section 7(e) hereof) shall have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of shares of freely tradable Common Stock of the Principal Party (as hereinafter defined), free and clear of liens, rights of call or first refusal, encumbrances or other adverse claims, as shall be equal to the result obtained by (x) multiplying the then current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable

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(without taking into account any adjustment previously made pursuant to Section 11(a)(ii) hereof), and (y) dividing that product by fifty percent (50%) of the current market price per share of the Common Stock of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; (B) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (C) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply to such Principal Party; and (D) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock in accordance with Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights.

(b) “Principal Party” shall mean:

(i) in the case of any transaction described in (i) or (ii) of the first sentence of this Section 13, the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to the merger or consolidation (including, if applicable, the Company, if it is the surviving corporation); and

(ii) in the case of any transaction described in (iii) of the first sentence in this Section 13, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions; provided, however, that in any such case, (A) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect subsidiary or Affiliate of another Person the Common Stock of which is and has been so registered, “Principal Party” shall refer to such other Person; (B) in case such Person is a subsidiary, directly or indirectly, of more than one Person, the Common Stock of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value; and (C) in case such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in (A) and (B) above shall apply to each of the chains of ownership having an interest in such joint venture as if such party were a “Subsidiary” of both or all of such joint venturers and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

(c) The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock that have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and each Principal Party and each other Person who may become a Principal Party as a result of such consolidation, merger, sale or transfer shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger, sale or transfer of assets mentioned in paragraph (a) of this Section 13, the Principal Party at its own expense shall:

(i) prepare and file a registration statement under the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, will use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and will use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date;

(ii) use its best efforts to (A) qualify or register the Rights and the securities purchasable upon exercise of the Rights under the blue sky laws of such jurisdictions as may be necessary or appropriate, and (B) cause the Rights and the securities purchasable upon exercise of the Rights to be listed on any national securities exchange or national quotation system upon which its Common Stock is listed, traded or quoted; and

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(iii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all material respects with the requirements for registration on Form 10 under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

(d) Notwithstanding anything in this Agreement to the contrary, Section 13 shall not be applicable to a transaction described in subparagraphs (i) and (ii) of Section 13(a) if (i) such transaction is consummated with a Person or Persons who acquired shares of Common Stock pursuant to a Permitted Offer (or a wholly owned subsidiary of any such Person or Persons); (ii) the price per share of Common Stock offered in such transaction is not less than the price per share of Common Stock paid to all holders of Common Stock whose shares were purchased pursuant to such Permitted Offer; and (iii) the form of consideration being offered to the remaining holders of Common Stock pursuant to such transaction is the same as the form of consideration paid pursuant to such Permitted Offer. Upon consummation of any such transaction contemplated by this subsection (d), all Rights hereunder shall expire.

14.  ADDITIONAL COVENANTS.

(a) The Company covenants and agrees that after the Distribution Date it shall not (i) consolidate with; (ii) merge with or into; or (iii) sell or transfer, or permit a subsidiary to sell or transfer, to any other Person, in one or more transactions, assets, cash flow or earning power aggregating more than fifty percent (50%) of the assets or earning power of the Company and its subsidiaries taken as a whole, if at the time of or after such consolidation, merger or sale there are any charter or by-law provisions or any rights, warrants or other instruments outstanding or any other action taken which would diminish or otherwise eliminate the benefits intended to be afforded by the Rights. The Company agrees that the Principal Party shall take all such actions as may be necessary to enable the Principal Party to issue the securities purchasable upon exercise of the Rights.

(b) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 24 or Section 27 hereof, take any action the purpose or effect of which is to diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

15.  FRACTIONAL RIGHTS AND FRACTIONAL SHARES.

(a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(n), or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 15(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the Nasdaq National Market or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined reasonably and with good faith to the holders of Rights by the Board of Directors shall be used and shall be binding on the Rights Agent.

(b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). Fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company,

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be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the shares of Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 15(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

(c) Following the occurrence of one of the transactions or events specified in Section 11 or Section 13 giving rise to the right to receive common stock equivalents (other than Preferred Stock) or other securities upon the exercise of a Right, the Company shall not be required to issue fractions of shares or units of such common stock equivalents or other securities upon exercise of the Rights or to distribute certificates which evidence fractional shares of such common stock equivalents or other securities. In lieu of fractional shares or units of such common stock equivalents or other securities, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a share or unit of such common stock equivalent or other securities. For purposes of this Section 15(c), the current market value shall be determined in the manner set forth in Section 11(d) hereof for the Trading Day immediately prior to the date of such exercise and, if such common stock equivalent is not traded, each such common stock equivalent shall have the value of one one-thousandth of a share of Preferred Stock.

(d) Except as otherwise expressly provided herein, the holder of a Right by the acceptance of the Right expressly waives such holder’s right to receive any fractional Rights or any fractional shares (other than, in the case of Preferred Stock, fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of a Right.

16.  RIGHTS OF ACTION.  All rights of action in respect of this Agreement, except those rights of action vested in the Rights Agent pursuant to Section 21, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement. Holders of Rights shall be entitled to recover the reasonable costs and expenses, including attorneys’ fees, incurred by them in any action to enforce the provisions of this Agreement.

17.  AGREEMENT OF RIGHTS HOLDERS.  Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

(b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer; and

(c) the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner

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thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

(d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by a governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

18.  RIGHTS CERTIFICATE HOLDER NOT DEEMED A STOCKHOLDER.  No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of Preferred Stock, Common Stock or any other securities of the Company which may at any time be issuable upon exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions thereof.

19.  CONCERNING THE RIGHTS AGENT.  The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The indemnification provided for hereunder shall survive the expiration of the Rights and the termination of this Agreement. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company.

The Rights Agent may conclusively rely upon and shall be protected against and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged by the proper Person or Persons.

20.  MERGER OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT.  Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 22 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor

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Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

21.  DUTIES OF RIGHTS AGENT.  The Rights Agent undertakes the duties and obligations imposed by this Agreement (and no implied duties or obligations shall be read into this Agreement against the Rights Agent) upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a) Before the Rights Agent acts or refrains from acting, it may consult with legal counsel selected by it (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of “current market price”) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof shall be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, any Vice Chairman of the Board, the President, the Chief Operating Officer, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder only for its own gross negligence or willful misconduct.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates (except as to the fact that it has countersigned the Rights Certificates) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof), nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 7(e)) except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of such change; nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt of a certificate pursuant to Section 12 describing any such adjustment); nor shall it be responsible for any determination by the Board of Directors of the current market value of the Rights or Preferred Stock or Common Stock pursuant to the provisions of Section 15 hereof; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or other securities to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Preferred Stock or other securities will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may

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reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder and certificates delivered pursuant to any provision hereof from the Chairman of the Board, any Vice Chairman of the Board, the President, the Chief Operating Officer, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and is authorized to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Rights Agreement and the date on and/or after which such action shall be taken or omitted and the Rights Agent shall not be liable for any action taken or omitted in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than five Business Days after the date any such officer actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking or omitting any such action, the Rights Agent has received written instructions in response to such application specifying the action to be taken or omitted.

(h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or to the holders of the Rights resulting from any such act, omission, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the Certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause l and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.

22.  CHANGE OF RIGHTS AGENT.  The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company and to each transfer agent of the Common Stock and Preferred Stock by registered or certified mail, and at the expense of the Company, to the holders of the Rights Certificates by first-class mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to resign automatically on the effective date of such termination; and any required notice will be sent by the Company. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with

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such notice, submit such holder’s Rights Certificate for inspection by the Company), then the registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation organized and doing business under the laws of the United States or of the State of New York or the State of Illinois (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of New York or the State of Illinois), in good standing, having a principal office in the State of New York or the State of Illinois, which is authorized under such laws to exercise corporate trust or stockholder services powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000.00, or (b) an affiliate of a corporation described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall mail notice thereof in writing to the predecessor Rights Agent and each transfer agent of the Common Stock and Preferred Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 22, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

23.  ISSUANCE OF NEW RIGHTS CERTIFICATES.  Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the Purchase Price per share and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or otherwise under any employee plan or arrangement, which plan or arrangement is existing as of the Distribution Date, or upon the exercise, conversion or exchange of any other securities issued by the Company on or prior to the Distribution Date, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificates shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificates would be issued, and (ii) no such Rights Certificates shall be issued if, and to the extent that appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

24.  REDEMPTION, TERMINATION AND EXCHANGE.

(a) (i) The Board of Directors may, at its option, at any time prior to the earlier of (A) the close of business on the tenth (10th) Business Day following the Stock Acquisition Date, or (B) 5 P.M., Central time, on the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption hereunder has expired.

(ii) In addition, and notwithstanding the provisions of Section 24(a)(i), the Board of Directors may redeem all, but not less than all, of the then outstanding Rights at the Redemption Price following the Stock Acquisition Date, but prior to a Section 13(a) Event, either (A) in connection with a Section 13(a) Event in which all holders of Common Stock are treated alike and not involving (other than as a holder of Common Stock being treated like all other such holders) an Acquiring Person or an Affiliate or Associate thereof or any other Person in which such Acquiring Person or Affiliate or Associate thereof has any interest, or any other Person acting directly or indirectly on behalf of or in association with any such Acquiring Person or Affiliate or Associate thereof, or (B) following the occurrence of a Section 11(a)(ii) Event, if and for as long as any

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Acquiring Person having triggered such event is not thereafter the Beneficial Owner of securities representing twenty percent (20%) or more of the outstanding shares of Common Stock, and at the time of redemption there are no other Persons who are Acquiring Persons.

(iii) (A) In the event the Company, not earlier than sixty (60) Business Days nor later than ninety (90) Business Days following the commencement of a Qualified Offer which has not been terminated prior thereto and which continues to be a Qualified Offer, receives a written notice complying with the terms of this Section 24(a)(iii) (“Special Meeting Notice”) that is properly executed by the holders of record (or their duly authorized proxy) of not less than ten percent (10%) of the shares of Common Stock then outstanding (other than shares of Common Stock held by the offering Person or its Affiliates and Associates), directing the Board of Directors to submit to a vote of stockholders at a special meeting of the stockholders of the Company (“Special Meeting”) a resolution authorizing the redemption of all, but not less than all, of the then outstanding Rights at the Redemption Price (the “Resolution”), then the Board of Directors shall take such actions as are necessary or desirable to cause the Resolution to be so submitted to a vote of stockholders, by including a proposal relating to adoption of the Resolution in the proxy materials of the Company for the Special Meeting; provided, however, that in any twelve (12) month period, the Company shall not be required to submit more than one Resolution to a vote of stockholders with respect to Qualified Offers from any given potential Acquiring Person (including any Affiliates or Associates). The Board of Directors shall set a date for determining the stockholders of record entitled to notice of and to vote at the Special Meeting in accordance with the Company’s Certificate of Incorporation, Bylaws and applicable law.

(B) Any Special Meeting Notice must be delivered to the Secretary of the Company at the principal executive offices of the Company and must set forth as to the stockholders of record executing the request (1) the name and address of such stockholders, as they appear on the Company’s books and records, (2) the number of shares of Common Stock which are owned of record by each such stockholders, and (3) in the case of shares of Common Stock that are owned beneficially by another Person, an executed certification by the holder of record that such holder has executed such Special Meeting Notice only after obtaining instructions to do so from such beneficial owner.

(C) Subject to the requirements of applicable law, the Board of Directors may take a position in favor of or opposed to the adoption of the Resolution, or no position with respect to the Resolution, as it determines to be appropriate in the exercise of its duties. At the request of the offering Person, the Company shall include in any proxy soliciting material submitted by it in connection with the Special Meeting relevant proxy soliciting materials reasonably pertinent and appropriate to the subject matter submitted by the offering Person; provided, however, that the offering Person, by written agreement with the Company contained in or delivered with such request shall (1) have indemnified the Company against any and all liabilities resulting from any statements found to be defamatory, misstatements, misleading statements or omissions contained in or omitted from the proxy soliciting materials from the offering Person, and (2) have agreed to pay the Company’s incremental costs incurred as a result of including such material in the Company’s proxy soliciting material. Notwithstanding anything to the contrary contained in this Agreement, if the Board of Directors determines that it is in the best interests of stockholders to seek an alternative transaction so as to obtain greater value for stockholders than that provided by any Qualified Offer, the Company shall be entitled to include in the proxy soliciting material prepared by it in connection with any Special Meeting information relating to such alternative transaction and to recommend that the Resolution not be adopted.

(D) If no Person has become an Acquiring Person prior to the redemption date referred to in this Section 24(a)(iii), and the Qualified Offer continues to be a Qualified Offer, and either (1) the Special Meeting is not held on or prior to the 90th Business Days following receipt of the Special Meeting Notice (unless the failure to hold such meeting is the result of failure to obtain clearance by the Securities and Exchange Commission (“SEC”) of the proxy statement after reasonable efforts by the Company, in which case, such ninety (90) Business Day period shall be extended by the number of Business Days it takes to receive SEC clearance) (the “Outside Date”), or (2) at the Special Meeting, the holders of at least a majority of the shares of Common Stock outstanding and entitled to vote on the Resolution at the Special Meeting (not giving effect to any affirmative votes cast by the offering Person or any of its Affiliates or Associates) shall vote in favor of the Resolution (and the results of the vote are certified as official by the appointed inspector of election for the

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Special Meeting), then (x) all of the Rights shall be deemed redeemed by such failure to hold the Special Meeting or as a result of such stockholder action, as the case may be, at the Redemption Price, or (y) the Board of Directors shall take such other action as would prevent the existence of the Rights from interfering with the consummation of the Qualified Offer, effective immediately prior to the consummation of the Qualified Offer, if, and only if, the Qualified Offer is consummated within sixty (60) Business Days after either the earlier of the date of the Special Meeting or the Outside Date.

(E) Nothing in this subparagraph (iii) shall be construed as limiting or prohibiting the Company or any offering Person from proposing or engaging in any acquisition, disposition or other transfer of any securities of the Company, any merger or consolidation involving the Company, any sale or other transfer of assets of the Company, any liquidation, dissolution or winding-up of the Company, or any other business combination or other transaction, or any other action by the Company or such offering Person; provided, however, that the holders of Rights shall have the rights set forth in this Agreement with respect to any such acquisition, disposition, transfer, merger, consolidation, sale, liquidation, dissolution, winding-up, business combination, transaction or action.

(b) In the case of a redemption permitted under Section 24(a)(i) or (ii), immediately upon the action of the Board of Directors ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. In the case of a redemption permitted under Section 24(a)(iii), upon effectiveness of the redemption of the Rights pursuant to failure to hold the Special Meeting or stockholder adoption of the Resolution, as the case may be, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Within ten (10) Business Days after the action of the Board of Directors or stockholders, as applicable, ordering any such redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to the Rights Agent and to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the current market price, as defined in Section 11(d) hereof, of the Common Stock at the time of redemption), or any other form of consideration deemed appropriate by the Board of Directors.

In the case of a redemption permitted under Section 24(a)(i), (ii) or (iii), the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights, and (ii) mailing payment of the Redemption Price to the registered holders of the Rights at their last addresses as they appear on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent of the Common Stock, and upon such action, all outstanding Rights Certificates shall be null and void without any further action by the Company.

(c) (i) Subject to the limitations of applicable law, the Board of Directors may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for (A) shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (the “Exchange Shares”), or (B) Substitute Consideration (as that term is defined below). The Board of Directors may determine, in its sole discretion, whether to deliver Exchange Shares or Substitute Consideration. Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any subsidiary of the Company, any employee benefit plan of the Company or any such subsidiary, or any entity holding Common Stock for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of fifty percent (50%) or more of the Common Stock then outstanding.

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(ii) In the event the Board of Directors shall determine to deliver Substitute Consideration in exchange for Rights, the Company shall (A) determine the value of the Exchange Shares (the “Exchange Value”), and (B) with respect to each Right to be exchanged, make adequate provision to substitute for Exchange Shares the following (the “Substitute Consideration”): (1) cash, (2) Common Stock or common stock equivalents (as that term is defined in Section 11(a)(iii) hereof) or Preferred Stock or equivalent preferred stock (as that term is defined in Section 11(b) hereof), (3) debt securities of the Company, (4) other assets, or (5) any combination of the foregoing, having an aggregate value equal to the Exchange Value, where such aggregate value has been determined by the Board of Directors based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors. For purposes of this Section 24(c), the value of a share of Common Stock shall be the current market price (as determined pursuant to Section 11(d) hereof) per share of Common Stock on the day that is the later of (x) the first occurrence of a Section 11(a)(ii) Event, and (y) the date on which the Company’s right of redemption pursuant to Section 24(a) expires; and the value of any common stock equivalent shall be deemed to have the same value as the Common Stock on such date.

(iii) Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to this Section 24(c), and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive Exchange Shares or Substitute Consideration for each Right exchanged by such holder. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last address as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

(iv) In the event that there shall not be sufficient shares of Common Stock or Preferred Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24(c), the Company shall take all such action as may be necessary to authorize additional shares of Common Stock or Preferred Stock for issuance upon exchange of the Rights.

(v) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this Section 24(c)(v), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to Section 11(d) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24(c).

25.  NOTICE OF CERTAIN EVENTS.  In case the Company shall propose (a) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (b) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its subsidiaries to effect any sale or other transfer), in one or more transactions, of more than fifty percent (50%) of the assets, cash flow or earning power of the Company and its subsidiaries (taken as a whole) to, any other Person or Persons, or (e) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the

27

holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock whichever shall be the earlier.

In case any Triggering Event shall occur, then, in any such case, the Company or the Principal Party, as the case may be, shall as soon as practicable thereafter give to each holder of a Rights Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Sections 11(a)(ii) or 13(a) hereof, as the case may be.

The failure to give notice required by this Section 25 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

26.  NOTICES.  Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

LodgeNet Interactive Corporation
3900 West Innovation Street
Sioux Falls, SD 57107
Attention: James G. Naro, General Counsel

Subject to the provisions of Section 22, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sent by registered or certified mail (and shall be deemed given upon receipt) addressed (until another address is filed in writing with the Company) as follows:

Computershare Investor Services, LLC
2 North LaSalle Street — 3rd Fl
Chicago, IL 60602
Attention: Relationship Management

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

27.  SUPPLEMENTS AND AMENDMENTS.  Prior to the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of certificates representing Common Stock. From and after the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (a) to cure any ambiguity, (b) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (c) to shorten or lengthen any time period hereunder, or (d) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person, an Adverse Person or an Affiliate or Associate of an Acquiring Person or an Adverse Person). Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment unless the Rights Agent shall have determined in good faith that such supplement or amendment would adversely affect its interests under this Agreement. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

28.  DETERMINATION AND ACTIONS BY THE BOARD OF DIRECTORS, ETC.

(a) For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock or any other securities of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations

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under the Exchange Act as in effect on the date of this Agreement. Except as otherwise provided herein, the Board of Directors shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors, or the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (B) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith, shall (A) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights Certificates and all other parties, and (B) not subject the Board of Directors to any liability to the holders of the Rights Certificates.

(b) Without limiting the foregoing, nothing contained herein shall be construed to suggest or imply that the Board of Directors shall not be entitled to reject any Qualified Offer or any other tender offer or other acquisition proposal, or to recommend that the holders of Common Stock reject any Qualified Offer or any other tender offer or other acquisition proposal, or to take any other action (including, without limitation, the commencement, prosecution, defense or settlement of any litigation and the submission of additional or alternative offers or other proposals) with respect to any Qualified Offer or any other tender offer or other acquisition proposal that the Board of Directors believes is necessary or appropriate in the exercise of such fiduciary duty.

29.  SUCCESSORS.  All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

30.  BENEFITS OF THIS AGREEMENT.  Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Stock).

31.  SEVERABILITY.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

32.  GOVERNING LAW.  This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and to be performed entirely within such state.

33.  COUNTERPARTS.  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

34.  DESCRIPTIVE HEADINGS.  Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

35.  FORCE MAJEURE.  Notwithstanding anything to the contrary contained herein, Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

29

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

Attest:	LODGENET INTERACTIVE CORPORATION

/s/ Scott E. Young Scott E. Young	By /s/ James G. Naro James G. Naro Title: Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

Attest:	COMPUTERSHARE INVESTOR SERVICES, LLC, as Rights Agent

/s/ Kathleen Zednick Kathleen Zednick Title: Relationship Manager	By /s/ Robert A. Buckley Jr. Robert A. Buckley Jr. Title: Sr. Vice President

30

EXHIBIT A

[Form of Rights Certificate]

Certificate No. R-                              Rights

NOT EXERCISABLE AFTER THE FINAL EXPIRATION DATE (AS DEFINED IN THE RIGHTS AGREEMENT), OR EARLIER IF TERMINATED BY THE COMPANY OR IF REDEMPTION OR EXCHANGE OCCURS AS PROVIDED IN THE RIGHTS AGREEMENT. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE WERE ISSUED TO A PERSON WHO WAS AN ACQUIRING PERSON OR AN ASSOCIATE OR AFFILIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME VOID UNDER THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE RIGHTS AGREEMENT.]*(

Rights Certificate

LODGENET INTERACTIVE CORPORATION

This certifies that          , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement dated as of February 28, 2008 (the “Rights Agreement”) between LodgeNet Interactive Corporation, a Delaware corporation (the “Company”), and Computershare Investor Services, LLC, a Delaware Limited Liability Company (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5 P.M. (Central time) on [          , 20  ], at the office of the Rights Agent designated for such purpose, one one-thousandth of a fully paid, nonassessable share of Series A Participating Preferred Stock (the “Preferred Stock”) of the Company, at a purchase price of $60.00 per one one-thousandth of a share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the appropriate Form of Election to Purchase and Certificate duly executed.

The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of the close of business on the record date relating to the initial distribution of the Rights, based on the Preferred Stock as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the principal office of the Company and are also available upon written request to the Company.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised (other than pursuant to Section 11(a)(ii) of the Rights Agreement) in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised. If this Rights Certificate shall be exercised in whole or in

(     * The portion of the legend in brackets shall be inserted only if applicable.

part pursuant to Section 11(a)(ii) of the Rights Agreement, the holder shall be entitled to receive this Rights Certificate duly marked to indicate that such exercise has occurred as set forth in the Rights Agreement.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Rights Certificate may be redeemed by the Company at its option at a redemption price of $.01 per Right. Subject to the provisions of the Rights Agreement, the Company, at its option, may elect to mail payment of the redemption price to the registered holder of the Right at the time of redemption, in which event this Rights Certificate may become void without any further action by the Company.

No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Attest:	LODGENET INTERACTIVE CORPORATION

By Title:	By Title:

Countersigned:

COMPUTERSHARE, as Rights Agent

By

Dated:          , 20  .

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED,          hereby sells, assigns and transfers unto

(please print name and address of transferee)

           this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint           Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Signature

Signature Guaranteed:

Dated:          , 20  .

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [          ] are [          ] are not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, it [          ] did [          ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Signature

Dated:          , 20  .

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to
exercise the Rights Certificate pursuant to
Section 11(a)(ii) of the Rights Agreement.)

To: LODGENET INTERACTIVE CORPORATION

The undersigned hereby irrevocably elects to exercise          Rights represented by this Rights Certificate to purchase the shares of Common Stock (or such other securities of the Company) issuable upon the exercise of the Rights and requests that certificates for such shares be issued in the name of:

(Please insert social security or other identifying number)

(Please print name and address)

The Rights Certificate indicating the balance, if any, of such Rights which may still be exercised pursuant to Section 11(a)(ii) of the Rights Agreement shall be returned to the undersigned unless such Person requests that the Rights Certificate be registered in the name of and delivered to:

Please insert social security or other identifying number (complete only if Rights Certificate is to be registered in a name other than the undersigned)

(Please print name and address)

Dated:      , 20

Signature

Signature Guaranteed:

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [          ] are [          ] are not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement); and

(2) this Rights Certificate [          ] is [          ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement); and

(3) after due inquiry and to the best knowledge of the undersigned, it [          ] did [          ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Signature

Dated:     , 20  .

NOTICE

The signature to the foregoing Election to Purchase must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to exercise
the Rights Certificate other than pursuant to
Section 11(a)(ii) of the Rights Agreement.)

TO: LODGENET INTERACTIVE CORPORATION

The undersigned hereby irrevocably elects to exercise          Rights represented by this Rights Certificate to purchase the shares of Preferred Stock (or such other securities of the Company or any other Person) issuable upon the exercise of the Rights and requests that certificates for such shares be issued in the name of:

(Please insert social security or other identifying number)

(Please print name and address)

The Rights Certificate indicating the balance, if any, of such Rights which may still be exercised pursuant to Section 11(a)(ii) of the Rights Agreement shall be returned to the undersigned unless such Person requests that the Rights Certificate be registered in the name of and delivered to:

Please insert social security or other identifying number (complete only if Rights Certificate is to be registered in a name other than the undersigned)

(Please print name and address)

Signature

Dated:          , 20  .

Signature Guaranteed:

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [          ] are [          ] are not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, it [          ] did [          ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Signature

Dated:          , 20  .

NOTICE

The signature to the foregoing Election to Purchase must correspond to the name as written upon the fact of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT B

SUMMARY OF RIGHTS

On February 28, 2008, the Board of Directors of LodgeNet Interactive Corporation (the “Company”) declared a dividend distribution of one “Right” for each outstanding share of common stock, par value $.01 per share (the “Common Stock”), of the Company to stockholders of record at the close of business on February 28, 2008 (the “Record Date”), and effective February 28, 2008, the Board of Directors of the Company (the “Board of Directors”) approved the Rights Agreement (as defined below). Except as set forth below, each Right, when exercisable, entitles the registered holder to purchase from the Company one one-thousandth of a share of a new series of preferred stock, designated as Series A Participating Preferred Stock, par value $.01 per share (the “Preferred Stock”), at a price of $60.00 (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement (the “Rights Agreement”), dated February 28, 2008, between the Company and Computershare Investor Services, LLC as the “Rights Agent.”

Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. The Rights will separate from the Common Stock and a “Distribution Date” will occur upon the earliest of (i) ten Business Days after a public announcement that a person, entity or group of affiliated or associated persons and/or entities (an “Acquiring Person”) has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding shares of Common Stock, other than as a result of repurchases of stock by the Company or certain inadvertent actions by institutional or certain other stockholders, or (ii) ten Business Days (unless such date is extended by the Board of Directors) following the commencement of a tender offer or exchange offer which would result in any person, entity or group of affiliated or associated persons and/or entities becoming an Acquiring Person.

Until the Distribution Date, the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate together with this Summary of Rights. The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with Common Stock certificates. From as soon as practicable after the Record Date and until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuance of the Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Stock outstanding as of the Record Date (with or without this Summary of Rights attached) will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Rights Certificates”) will be mailed to holders of record of any Common Stock, and the separate Rights Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire on the earliest of (i) the Final Expiration Date, (ii) the consummation of a merger transaction with a Person or group who acquired Common Stock pursuant to a Permitted Offer (as defined below), and is offering in the merger the same price per share and form of consideration paid in the Permitted Offer, or (iii) redemption or exchange of the Rights by the Company as described below. “Final Expiration Date” means February 28, 2018; provided, however, that, if a Distribution Date has not occurred prior thereto, the Final Expiration Date shall mean the earliest to occur of any of the following if and to the extent such events occur: (i) February 28, 2009, in the event this Agreement is not approved by the holders of a majority of shares of Common Stock present in person or represented by proxy and entitled to vote on the subject matter (excluding the vote of any Acquiring Person) at a duly called meeting of stockholders or any adjournment or postponement thereof, at which a quorum is present, prior to such date; and (ii) the date of any Company annual stockholders’ meeting following the meeting in 2008 in the event that at least three successive such meetings shall have occurred at any time following the meeting in 2008 without this Agreement being ratified at least once by the Company’s stockholders, as well as the Board, during the three-year period represented by such meetings (inclusive in such three-year period, for this purpose, of the date on which the third such meeting takes place).

The number of Rights associated with each share of Common Stock shall be proportionately adjusted to prevent dilution in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Stock. The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for Preferred Stock, certain convertible securities or securities having the same or more favorable rights, privileges and preferences as the Preferred Stock at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends out of earnings or retained earnings) or of subscription rights or warrants (other than those referred to above). With certain exceptions, no adjustments in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price.

In the event that a Person becomes the beneficial owner of 20% or more of the outstanding shares of Common Stock (unless pursuant to a tender offer or exchange offer for all outstanding shares of Common Stock at a price and on terms determined by at least a majority of the members of the Board of Directors who are not officers of the Company and are not representatives or nominees of Acquiring Persons or Affiliates or Associates thereof to be both adequate and otherwise in the best interests of the Company and its stockholders, after receiving advice from at least one nationally recognized investment banking firm to be at a price which is fair and not inadequate to the Company’s stockholders (a “Permitted Offer”)), then proper provision shall be made so that each holder of a Right will (subject to extension under certain circumstances) thereafter have the right to receive upon exercise that number of shares of Common Stock (or, at the election of the Company, which election may be obligatory if sufficient authorized shares of Common Stock are not available, a combination of Common Stock, property, other securities (e.g., Preferred Stock) and/or a reduction in the exercise price of the Right) having a market value of two times the Purchase Price (such right being called the “Subscription Right”). Notwithstanding the foregoing, upon the occurrence of any of the events giving rise to the exercisability of the Subscription Right, any Rights that are or were at any time after the Distribution Date owned by an Acquiring Person shall immediately become null and void.

In the event that, after the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such, the Company is involved in a merger or other business combination transaction (whether or not the Company is the surviving corporation) or 50% or more of the Company’s assets or earning power are sold (in one transaction or a series of transactions), proper provision shall be made so that, following the Distribution Date, each holder of a Right (other than an Acquiring Person) shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price, that number of shares of common stock of either the Company, in the event that it is the surviving corporation of a merger or consolidation, or the acquiring company (or, in the event there is more than one acquiring company, the acquiring company receiving the greatest portion of the assets or earning power transferred) which at the time of such transaction would have a market value of two times the Purchase Price.

At any time prior to the earlier to occur of (i) ten Business Days after a Person becomes an Acquiring Person, or (ii) the expiration of the Rights, the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the “Redemption Price”), which redemption shall be effective upon the action of the Board of Directors. Additionally, the Company may thereafter redeem the then outstanding Rights in whole, but not in part, at the Redemption Price (i) if such redemption is incidental to a merger or other business combination transaction or series of transactions involving the Company but not involving an Acquiring Person or certain related Persons or (ii) following an event giving rise to, the Subscription Right if and for as long as the Acquiring Person triggering the Subscription Right beneficially owns securities representing less than 20% of the outstanding shares of Common Stock and at the time of redemption there are no other Acquiring Persons. The redemption of Rights described in the preceding sentence shall be effective only as of such time when the Subscription Right is not exercisable, and in any event, only after ten Business Days’ prior notice.

In the event the Company receives a Qualified Offer, the Rights may be redeemed by way of stockholder action taken at a special meeting of stockholders called by the Board of Directors upon the written notice of the holders of at least 10% of the shares of Common Stock then outstanding (other than shares of Common Stock held by the offering Person or its Affiliates and Associates) for the purpose of voting on a resolution accepting the Qualified Offer and authorizing the redemption of the Rights pursuant to the provisions of the Rights Agreement. The written notice must be received by the Company not earlier than 60, nor more than 90, Business Days following the commencement of a Qualified Offer that has not been terminated prior thereto and that continues to be a Qualified Offer. The special meeting must be held on or prior to the 90th Business Day following the Company’s receipt of such notice. Such an action by stockholders requires the affirmative vote of at least a majority of all shares of Common Stock and any other stock entitled to vote on such issue (excluding shares held by an offering Person and its Affiliates and Associates). If either (A) the special meeting is not held on or prior to the 90th Business Day following receipt of the special meeting notice, or (B) at the special meeting, the requisite holders of shares of Common Stock vote in favor of the redemption resolution, then all of the Rights will be deemed redeemed by such failure to hold the special meeting or as a result of such stockholder action, as the case may be, at the Redemption Price, or the Board of Directors shall take such other action as would prevent the existence of the Rights from interfering with the consummation of the Qualified Offer, effective immediately prior to the consummation of the Qualified Offer if, and only if, the Qualified Offer is consummated within 60 Business Days after either (x) the close of business on the 90th Business Day following receipt of the special meeting notice if a special meeting is not held on or prior to such date, or (y) the date on which the results of the vote on the redemption resolution at the special meeting are certified as official, as the case may be. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

In the determination of the fairness of any offer, the Board of Directors retains the authority to reject, advise the stockholders to reject, or take other action in response to any offer (including a Qualified Offer) necessary to the exercise of its fiduciary duties.

Subject to applicable law, the Board of Directors, at its option, may at any time after a Person becomes an Acquiring Person (but not after the acquisition by such Person of 50% or more of the outstanding Common Stock), exchange all or part of the then outstanding and exercisable Rights (except for Rights which have become void) for shares of Common Stock at a rate of one share of Common Stock per Right or, alternatively, for substitute consideration consisting of cash, securities of the Company or other assets (or any combination thereof).

The Preferred Stock purchasable upon exercise of the Rights will be nonredeemable and junior to any other series of preferred stock the Company may issue (unless otherwise provided in the terms of such stock). Each share of Preferred Stock will have a preferential quarterly dividend in an amount equal to 1,000 times the dividend declared on each share of Common Stock, but in no event less than $25.00. In the event of liquidation, the holders of shares of Preferred Stock will receive a preferred liquidation payment equal to the greater of $1,000.00 or 1,000 times the payment made per each share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the shares of Common Stock. In the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount and type of consideration received per share of Common Stock. The rights of the Preferred Stock as to dividends, liquidation and voting, and in the event of mergers and consolidations, are protected by customary antidilution provisions. Fractional shares of Preferred Stock will be issuable; however, (i) the Company may elect to distribute depositary receipts in lieu of such fractional shares and (ii) in lieu of fractional shares other than fractions that are multiples of one one-thousandth of a share, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise. This summary description of the Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designation, which is incorporated herein by reference.

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. The Company and the Rights Agent retain broad authority to amend the Rights Agreement; however, following any Distribution Date any amendment may not adversely affect the interests of holders of Rights.

A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A/A. A copy of the Rights Agreement is available free of charge from the Company. THIS SUMMARY DESCRIPTION OF THE RIGHTS DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE RIGHTS AGREEMENT, WHICH IS INCORPORATED HEREIN BY REFERENCE.

Annual Meeting Proxy Card

A Election of Directors
1.	To elect two persons to the Board of Directors of the Company to serve for three-year terms expiring in 2011 and until such persons’ successors are elected and qualified. The Board of Directors’ nominees are:

	For	Withhold
01 — R.F. Leyendecker	☐	☐

02 — Vikki I. Pachera	For ☐	Withhold ☐
B Issues

The Board of Directors recommends a vote FOR the following proposals.

2.	Ratification of the 2008 Shareholder Rights Plan. To ratify the 2008 Shareholder Rights Plan dated as of February 28, 2008 between the Company and Computershare Investor Services, LLC, a Delaware limited liability company, as Rights Agent.	For ☐	Against ☐	Abstain ☐

3.	Ratification of Appointment of Independent Registered Public Accounting Firm. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.	For ☐	Against ☐	Abstain ☐
C Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
Please sign exactly as name appears hereon. Joint owners should each sign. Where applicable, indicate official position or representative capacity.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)

Proxy — LodgeNet Interactive Corporation

This Proxy is Solicited on Behalf of the Board of Directors
for the Annual Meeting of Stockholders to be held May 14, 2008
The undersigned hereby appoints Mr. Scott Petersen and Mr. Gary H. Ritondaro, and each of them, the attorneys, agents and proxies of the undersigned, with full powers of substitution to each (the “Proxies”), to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Stockholders (the “Annual Meeting”) of LodgeNet Interactive Corporation (the “Company”) to be held at the Company’s Corporate Offices, 3900 W. Innovation Street, Sioux Falls, South Dakota 57107 on Wednesday, May 14, 2008 at 9:00 a.m. Central Daylight Time or any adjournment thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.
This Proxy when properly executed will be voted as specified. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the Proxy will be voted “FOR” the election of Mr. R.F. Leyendecker and Ms. Vikki I. Pachera; “FOR” the ratification of the 2008 Shareholder Rights Plan; and “FOR” the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008. This Proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise by filing with the Corporate Secretary of the Company a duly executed proxy bearing a later date or an instrument revoking this Proxy, or by attending and electing to vote in person.
PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE
(Continued and to be voted on reverse side.)